                                               Registration Nos. 33-84842
                                                                 811-8798
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

           Pre-Effective Amendment No.                                / /

           Post-Effective Amendment No. 7                             /x/
                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

           Amendment No. 7                                            /x/

              (Check appropriate box or boxes)

                           THE BEAR STEARNS FUNDS
             (Exact Name of Registrant as Specified in Charter)

                       245 Park Avenue
                      New York, New York                  10167
           (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 272-2000

                         Stephen A. Bornstein, Esq.
                          Bear, Stearns & Co. Inc.
                               245 Park Avenue
                          New York, New York 10167
                   (Name and Address of Agent for Service)

                                  copy to:

                           Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan
                              7 Hanover Square
                        New York, New York 10004-2696

           It is proposed that this filing will become effective (check appropriate box)

           ____ immediately upon filing pursuant to paragraph (b)

             X  on November 10, 1995 pursuant to paragraph (b)
           -------------------------
                60 days after filing pursuant to paragraph (a)(i)

           ____ on (date) pursuant to paragraph (a)(i)

           ____ 75 days after filing pursuant to paragraph (a)(ii)

           ____ on (date) pursuant to paragraph (a)(ii) of Rule 485.

           If appropriate, check the following box:

           ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ending March 31, 1996 will be filed on or about May 30, 1996.

          Cross-Reference Sheet Pursuant to Rule 495(a)

                                                The Insiders
                                                Select
Items in                                        Portfolio
Part A of                                       Class A and
Form N-1A     Caption                           Class C Shares
---------     -------                           --------------
1              Cover                             Cover

2              Synopsis                          3

3              Condensed Financial
               Information                       4

4              General Description of
               Registration                      5

5              Management of the Fund           10

5(a)           Management's Discussion of
               Fund's Performance                *

6              Capital Stock and Other          25

7              Purchase of Securities Being
               Offering                         15

8              Redemption or Repurchase         21

9              Pending Legal Proceedings         *


                                                The Insider
Items in                                        Select
Part A of                                       Portfolio
Form N-1A      Caption                          Class Y Shares
---------      -------                          --------------
1              Cover                            Cover

2              Synopsis                          3

3              Condensed Financial
               Information                       4

4              General Description of
               Registrant                        4

5              Management of the Fund           10




Items in                                        The Insider
Part A of                                       Select
Form N-1A                                       Portfolio
---------                                       Class Y Shares
                Caption                         --------------
                -------
5(a)            Management's Discussion of
                Fund's Performance               *

6               Capital Stock and Other
                Securities                      19

7               Purchase of Securities Being
                Offered                         13

8               Redemption or Repurchase        16

9               Pending Legal Proceedings        *


                                                The Insider
Items in                                        Select
Part B of                                       Portfolio All
Form N-1A       Caption                         Classes
---------       -------                         -------------
10              Cover Page                      B-1

11              Table of Contents               B-1

12              General Information and
                History                           *

13              Investment Objectives and
                Policies                        B-2

14              Management of the Fund          B-12

15              Control Persons and Principal
                Holders of Securities           B-12, B-25

16              Investment Advisory and Other
                Services                        B-16

17              Broker Allocation               B-22

18              Capital Stock and Other
                Securities                      B-25

19              Purchase, Redemption and
                Pricing of Securities Being
                Offered                         B-18, B-19

20              Tax Status                      B-20



Items in
Part B of                                       The Insider
Form N-1A                                       Select
---------                                       Portfolio All
                Caption                         Classes
                -------                         -------------
21              Underwriters                    B-25

22              Calculations of Performance
                Data                            B-24

23              Financial Statements            B-26


Items in
Part C of                                       All
Form N-1A                                       Portfolios
---------                                       ----------
24             Financial Statements and
               Exhibits                         C-1


25             Persons Controlled by or Under
               Common Control with Registrant   C-3

26             Number of Holders of Securities  C-3

27             Indemnification                  C-3

28             Business and Other connections
               of Investment Adviser            C-4

29             Principal Underwriter            C-4

30             Location of Accounts and Records C-6

31             Management Services              C-6

32             Undertakings                     C-6

----------
*  Omitted since answer is negative or inapplicable

                  T H E   B E A R   S T E A R N S   F U N D S
     2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y   1 0 1 6 7
                          1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                         The Insiders Select Portfolio

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, shares of The Insiders Select Portfolio, a non-di-versified portfolio (the "Portfolio") are offered. The Portfolio's investment objective is capital appreciation. The Portfolio's sub-investment adviser uses its proprietary IntelliVest(TM) Model to analyze transactions by corporate in-siders, the behavior of financial analysts and the corporate finance activi-ties of the companies themselves to determine which securities to purchase or sell short.

By this Prospectus, the Portfolio is offering two Classes of shares. Class A shares are subject to a sales charge imposed at the time of purchase and Class C shares are subject to a 1% contingent deferred sales charge imposed on re-demptions made within the first year of purchase. Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. The Portfolio issues an-other Class of shares which has different expenses which would affect perfor-mance. Investors desiring to obtain information about this Class of shares should call 1-800-766-4111 or ask their sales representative or the Portfo-lio's distributor.

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfo-lio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers."

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated November 10, 1995, which may be revised from time to time, provides a further discus-sion of certain areas in this Prospectus and other matters which may be of in-terest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus.

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, and are not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board, or any other agency.

The net asset value of funds of this type will fluctuate.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             NOVEMBER 10, 1995

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Condensed Financial Information............................................   4
Alternative Purchase Methods...............................................   4
Description of the Fund....................................................   5
 Risk Factors..............................................................   9
Management of the Fund.....................................................  10
How to Buy Shares..........................................................  15
Shareholder Services.......................................................  19
How to Redeem Shares.......................................................  21
Dividends, Distributions and Taxes.........................................  23
Performance Information....................................................  24
General Information........................................................  25
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------
                                                            CLASS A   CLASS C
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage
 of offering price)........................................  4.75%     --
 Maximum Deferred Sales Charge Imposed on Redemptions (as a
 percentage of the amount subject to charge)...............      *     1.00%
ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Management Fees (after fee waiver)**......................  0.00%***  0.00%***
 12b-1 Fees................................................  0.50%     1.00%
 Other Expenses (after expense reimbursement)**............  1.15%     1.15%
 Total Portfolio Operating Expenses (after fee waiver and
 expense reimbursement)**..................................  1.65%     2.15%
EXAMPLE
 You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
  1 YEAR...................................................  $63       $32
  3 YEARS..................................................  $97       $68
EXAMPLE
 You would pay the following expenses on the same
 investment, assuming no redemption:
  1 YEAR...................................................  $63       $22
  3 YEARS..................................................  $97       $68

------
*In certain situations, where no sales charge is assessed at the time of purchase, a contingent deferred sales charge of 1.00% may be imposed on redemptions within the first year after purchase. See "How to Buy Shares-- Class A Shares."

**Based on estimated expenses for the current fiscal year. BSFM has undertaken to waive its investment advisory fee and assume certain expenses of the Portfolio other than brokerage fees, extraordinary items and taxes to the extent Total Portfolio Operating Expenses exceed 1.65% for Class A and 2.15% for Class C. Without such waiver and expense reimbursement, Management Fees stated above would be 1.00%, Other Expenses would be 1.77% and Total Portfolio Operating Expenses would be 3.27% for Class A and 3.77% for Class C.

***The Management Fee is payable at an annual rate equal to 1% of the Portfolio's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Portfolio's performance. See "Management of the Fund--Investment Adviser" and "--Sub-Investment Adviser."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDI-CATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the vari-ous costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Ex-penses and Total Portfolio Operating Expenses are based on estimated amounts for the current fiscal year. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a further description of the various costs and expenses incurred in the Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Fund."

                      Condensed Financial Information

The table below sets forth certain information covering the Portfolio's in-vestment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information which is avail-able upon request.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data, total investment re-turn, ratios to average net assets and other supplemental data for a Class A and Class C share of the Portfolio for the period June 16, 1995 (commencement of investment operations) to September 30, 1995. This information has been de-rived from information provided in the Portfolio's financial statements (unau-dited).

-------------------------------------------------------------------------------

                                                               CLASS A  CLASS C
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period.........................  $12.00  $12.00
 Net investment income/(loss)+................................    0.00   (0.01)
 Net realized and unrealized gain on investments*.............    1.19    1.18
                                                               -------  ------
 Net increase in net assets from operations...................    1.19    1.17
                                                               -------  ------
 Net asset value, end of period...............................   13.19   13.17
                                                               =======  ======
 Total investment return++....................................    9.92%   9.75%
                                                               =======  ======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted).................... $11,113  $7,226
 Ratio of expenses to average net assets+**...................    1.65%   2.15%
 Ratio of net investment income to average net assets+**......    0.19%   0.35%
 Decrease reflected in above expense ratios and net investment
 income/(loss) due to waivers and reimbursements*.............    1.69%   1.63%
 Portfolio turnover rate***...................................    8.53%   8.53%
 Average commission rate per share............................   $0.03   $0.03

------

+Reflects waivers and reimbursements.

++Total return does not consider the effects of sales loads or contingent de-ferred sales charges. Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total re-turns are not annualized.

*The amount shown for a share outstanding throughout the period is not in ac-cord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.

**Annualized.

***Not annualized.

Further information about performance will be contained in the Portfolio's an-nual report, which should be available on or about May 30, 1996, and which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                         Alternative Purchase Methods

BY THIS PROSPECTUS, THE PORTFOLIO OFFERS YOU TWO METHODS OF PURCHASING ITS
SHARES.

By this Prospectus, the Portfolio offers investors two methods of purchasing its shares; investors may choose the Class of shares that best suits their needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Each Portfolio share represents an identical pro rata interest in the Portfolio's investment port-folio.

Class A shares of the Portfolio are sold at net asset value per share plus a maximum initial sales charge of 4.75% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Shares--Class A Shares."

The Class A shares of the Portfolio are subject to an annual distribution and shareholder servicing fee at the rate of .50 of 1% of the value of the average daily net assets. See "Management of the Fund--Distribution and Shareholder Servicing Plan."

Class C shares of the Portfolio are subject to a 1% contingent deferred sales charge ("CDSC") which is assessed only if Class C shares are redeemed within one year of purchase. See "How to Redeem Shares--Class C Shares." These shares also are subject to an annual distribution and shareholder servicing fee at the rate of 1% of the value of the average daily net assets of Class C. See "Management of the Fund--Distribution and Shareholder Servicing Plan." The distribution and shareholder servicing fee paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

The decision as to which Class of shares is more beneficial to each investor depends on the amount and the intended length of the investor's investment. Each investor should consider whether, during the anticipated life of the in-vestor's investment in the Fund, the accumulated distribution and shareholder servicing fee and CDSC, if any, on Class C shares would be less than the ini-tial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who ex-pect to maintain their investment for an extended period of time might con-sider purchasing Class A shares because the accumulated continuing distribu-tion and shareholder servicing fees on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, each investor should consider the effect of the CDSC period in the context of the investor's own investment time frame. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in the Portfo-lio's shares, but will not be appropriate for investors who invest less than $50,000 in the Portfolio's shares, unless they intend to hold those shares for more than 10 years.

                            Description of the Fund

GENERAL

THE FUND IS A "SERIES FUND."

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

THE PORTFOLIO SEEKS TO PROVIDE CAPITAL APPRECIATION.

The Portfolio's investment objective is capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

INTELLIVEST(TM) MODEL

THE INTELLIVEST(TM) MODEL IS SYMPHONY'S PROPRIETARY METHODOLOGY FOR SELECTING A COMPANY'S SECURITIES BY ANALYZING THE BEHAVIOR OF CORPORATE INSIDERS, FINANCIAL ANALYSTS AND THE COMPANY ITSELF.

Symphony has developed a proprietary methodology (the "IntelliVest(TM) Model") for analyzing the behavior of (i) corporate insiders--officers, directors and significant stockholders--through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and (iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repur-chase programs, dividend policies and new securities issuance.

Corporate insiders are believed by Symphony to be in the best position to un-derstand the near term prospects of their companies. Symphony believes that insider behavior can be observed and analyzed since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. Symphony believes that the laborious process of collecting, classi-fying and analyzing these transactions using the IntelliVest(TM) Model pro-vides valuable investment management information.

These INSIDERS may have many reasons for transacting in company stock and stock options. Many of these are entirely incidental to the future of the com-pany. For example, an insider may sell stock to buy a home or finance a col-lege education for his or her child. Likewise a new management team may wish to signal confidence in the company by making token purchases of the company's equity. Many other transactions, however, are related directly to the insid-er's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits likely be-lieves the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells indicate broad agreement within a firm as to the direction of the stock.

FINANCIAL ANALYSTS use a variety of means to learn more about the companies they follow. Among these are visits to the company and in-depth discussions with management. Successful analysts learn to interpret the words and actions of management and the firm itself. Likewise, management uses its discussions with certain analysts as a means of signaling their views to the marketplace. Symphony has a computer model of analysts' predicted earnings and ratings. This model tracks the behavior of analysts as they have revised predicted earnings and the ratings of a company's prospects in the market. Symphony be-lieves that analysts' revisions can be a valuable indicator of future returns for the company's stock.

Part of the normal activity of EVERY PUBLIC COMPANY is its financing deci-sions. A company must routinely decide whether to maintain or change its divi-dend policy, whether to buy its own stock in the open market or whether to is-sue new securities. From time to time the firm may decide that its stock is undervalued. Many firms see undervaluation as an opportunity to purchase the company's stock in the open market. Symphony believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the firm's beliefs about its prospects. Similar-ly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal.

Insiders, analysts and the company each send signals that can be analyzed us-ing the IntelliVest(TM) Model to produce valuable information about the pros-pects for individual companies. Symphony believes that the most powerful anal-ysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no secu-rity will be considered for purchase or sale using the IntelliVest(TM) Model unless a positive or negative signal, as the case may be, is received from in-sider behavior. In its analysis, the IntelliVest(TM) Model uses only data that is available to the public. Symphony obtains the data on insider trading ac-tivity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings. Symphony's research team has devoted three years of research to developing the framework necessary to analyze the behavior of each of these sources and the interaction among them.

MANAGEMENT POLICIES

THE PORTFOLIO SEEKS TO INVEST PRIMARILY IN EQUITY SECURITIES THAT, AT THE TIME OF PURCHASE, ARE BELIEVED BY SYMPHONY, USING DATA FROM THE INTELLIVEST(TM) MODEL, TO PROVIDE OPPORTUNITIES FOR CAPITAL APPRECIATION OR GAINS THROUGH SHORT SELLING.

Under normal market conditions, Symphony invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. Using data from the IntelliVest(TM) Model, Symphony selects equity securities believed by it to provide opportunities for capital appreciation or gains through short sell-ing. Issuers are selected without regard to market capitalization, although Symphony anticipates that the issuers principally will be mid- to large capi-talization companies; that is, those with market capitalizations exceeding $1 billion.

Symphony seeks to use the IntelliVest(TM) Model to select all the Portfolio's securities. The IntelliVest(TM) Model, however, should not be expected to pro-vide data sufficient to permit the Portfolio's entire portfolio to be invested in its selections. For its remaining assets invested in equity securities, Symphony will use an analytic valuation model created by the active strategies group of BARRA, Inc., Symphony's parent, to select from the universe of U.S. equity securities those securities it believes, in the aggregate, will approx-imate or exceed the total return performance of the Standard & Poor's 500 Stock Index* (the "S&P 500 Index"). The S&P 500 Index is composed of 500 se-lected common stocks, most of which are listed on the New York Stock Exchange. The composition of the S&P 500 Index is determined by Standard & Poor's Corpo-ration based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capital-ization; that is, its market price per share times the number of shares out-standing. Because of this weighting, as of September 30, 1995, approximately 46% of the S&P 500 Index was composed of the 50 largest companies. The Portfo-lio will not invest in all or substantially all of the common stocks included in the S&P 500 Index and may invest in stocks that are not included in the S&P 500 index. The Portfolio expects ordinarily to invest in approximately 60 to 150 stocks.

By investing in this manner--that is, using its IntelliVest(TM) Model and pur-chasing other equity securities in a manner intended to approximate or exceed the performance of the S&P 500 Index--Symphony seeks to exceed the total re-turn of the S&P 500 Index.

Equity securities consist of common stocks, convertible securities and pre-ferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Convert-ible securities rated in the lowest investment grade rating may be considered to have speculative characteristics. Preferred stock generally receives divi-dends before distributions are paid on common stock and ordinarily has a pri-ority claim over common stockholders if the issuer of the stock is liquidated. The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certifi-cates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when Symphony determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

INVESTMENT TECHNIQUES

THE PORTFOLIO MAY ENGAGE IN SHORT SELLING, LENDING PORTFOLIO SECURITIES AND OPTIONS AND FUTURES TRANSACTIONS, EACH OF WHICH INVOLVES RISK.

The Portfolio may engage in various investment techniques, such as short sell-ing, lending portfolio securities and options and futures transactions, each of which involves risk. Options and futures transactions involve "derivative securities." Short selling and futures transactions are discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

SHORT SELLING. Short sales are transactions in which the Portfolio sells a se-curity it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to re-place the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Port-folio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the bro-ker, to the extent necessary to meet margin requirements, until the short po-sition is closed out.

------
*"Standard & Poor's," "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the secu-rity at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix--Investment Techniques--Options Transactions."

The Portfolio anticipates that the frequency of short sales will vary substan-tially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. How-ever, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. The Portfolio may not sell short the securities of any single issuer listed on a national securities ex-change to the extent of more than 5% of the value of its net assets. The Port-folio may not sell short the securities of any class of an issuer to the ex-tent, at the time of the transaction, of more than 2% of the outstanding secu-rities of that class.

In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio re-ceives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Port-folio's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into stock index futures contracts, and options with respect thereto, in U.S. domestic markets. See "Appendix--Investment Techniques--Options Transactions." These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although the Portfolio is not a commodity pool, it is subject to rules of the Commodity Futures Trading Commission (the "CFTC") limiting the extent to which it may engage in these transactions.

The Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, the Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into ac-count unrealized profits and unrealized losses on such contracts it has en-tered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in cal-culating the 5%. To the extent the Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of a shareholder's investment. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid mar-ket will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permit-ted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified pe-riods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby pre-venting prompt liquidation of futures positions and potentially subject-ing the Portfolio to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on do-mestic exchanges.

Successful use of futures by the Portfolio also is subject to Symphony's abil-ity to predict correctly movements in the direction of the market or foreign currencies and, to the extent the transaction is entered into for hedging pur-poses, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Portfolio has hedged against the possibility of a decline in the market ad-versely affecting the value of securities held in its portfolio and prices in-crease instead, the Portfolio will lose part or all of the benefit of the in-creased value of securities which it has hedged because it will have offset-ting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not nec-essarily, be at increased prices which reflect the rising market. The Portfo-lio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Ex-change Commission, the Portfolio may be required to segregate cash or high quality money market instruments in connection with its commodities transac-tions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfo-lio's ability otherwise to invest those assets.


FUTURE DEVELOPMENTS. The Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's in-vestment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will pro-vide appropriate disclosure in its prospectus.

CERTAIN FUNDAMENTAL POLICIES

CERTAIN OF THE PORTFOLIO'S INVESTMENT POLICIES ARE FUNDAMENTAL POLICIES THAT CAN BE CHANGED ONLY BY SHAREHOLDER VOTE.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restric-tions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net as-sets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

NO INVESTMENT IS FREE FROM RISK. INVESTING IN THE PORTFOLIO WILL SUBJECT INVESTORS TO CERTAIN RISKS WHICH SHOULD BE CONSIDERED.

NET ASSET VALUE FLUCTUATIONS
The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to under-take the risks involved.

EQUITY SECURITIES
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity securities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to investors.

CERTAIN INVESTMENT TECHNIQUES

The use of investment techniques such as short selling, lending portfolio se-curities and engaging in options and futures transactions, involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may af-fect the degree to which the Portfolio's net asset value fluctuates. See "Ap-pendix--Investment Techniques."

The Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securi-ties held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options ex-piring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfo-lio decisions. Under normal market conditions, the Portfolio's portfolio turn-over rate generally will not exceed 150%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Portfolio Transactions" in the Portfo-lio's Statement of Additional Information.

NON-DIVERSIFIED STATUS
The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment com-pany is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a sin-gle issuer and to hold not more than 10% of the outstanding voting securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the In-ternal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government se-curities, the securities of other regulated investment companies and other se-curities, with such other securities of any one issuer limited for the pur-poses of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be in-vested in the securities of any one issuer (other than U.S. Government securi-ties or the securities of other regulated investment companies). Since a rela-tively high percentage of the Portfolio's assets may be invested in the secu-rities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. However, if such other investment companies or accounts are prepared to invest in, or de-sire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                            Management of the Fund

BOARD OF TRUSTEES

THE TRUSTEES ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE PORTFOLIO'S BUSINESS.

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER

THE PORTFOLIO'S INVESTMENT ADVISER IS BSFM; SYMPHONY PROVIDES DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO'S INVESTMENTS.

The Portfolio's investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institu-tional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and admin-istrative services to open-end and closed-end investment funds and other man-aged pooled investment vehicles with net assets at September 30, 1995 of over $1.8 billion.

BSFM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSFM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

THE PORTFOLIO PAYS BSFM AN ADVISORY FEE AT AN ANNUAL RATE EQUAL TO 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS WHICH WILL BE ADJUSTED MONTHLY DEPENDING ON THE EXTENT TO WHICH THE INVESTMENT PERFORMANCE OF PORTFOLIO SHARES EXCEEDED OR WAS EXCEEDED BY THE PERCENTAGE CHANGE IN THE INVESTMENT RECORD OF THE S&P 500 INDEX.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 1% of the Portfolio's average daily net assets (the "Basic Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the invest-ment performance of the Class of shares (currently, Class C) expected to bear the highest total Portfolio operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSFM (the "Total Advisory Fee") by up to .50% per year of the value of the Portfolio's average daily net assets.

The monthly Total Advisory Fee is calculated as follows: (a) one-twelfth of the 1.0% annual Basic Fee rate (0.083%) is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Basic Fee for that month; (b) one-twelfth of the applicable per-formance adjustment rate from the table below is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period, no performance adjustment will be made); and (c) the Monthly Perfor-mance Adjustment is then added to or subtracted from the Basic Fee and the re-sult is the amount payable by the Portfolio to BSFM as the Total Advisory Fee for that month.

The full range of Total Advisory Fees on an annualized basis is as follows:

-------------------------------------------------------------------------------
PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS'
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                     PERFORMANCE
AND PERCENTAGE CHANGE IN THE                          ADJUSTMENT
S&P 500 INDEX                           BASIC FEE (%) RATE (%)    TOTAL FEE (%)
-------------------------------------------------------------------------------
+3.00 percentage points or more........   1%           .50%       1.50%
+2.75 percentage points or more but
less than +3.00 percentage points......   1%           .40%       1.40%
+2.50 percentage points or more but
less than +2.75 percentage points......   1%           .30%       1.30%
+2.25 percentage points or more but
less than +2.50 percentage points......   1%           .20%       1.20%
+2.00 percentage points or more but
less than +2.25 percentage points......   1%           .10%       1.10%
Less than +2.00 percentage points but
more than
-2.00 percentage points................   1%             0%       1.00%
-2.00 percentage points or less but
more than -2.25 percentage points......   1%          -.10%        .90%
-2.25 percentage points or less but
more than -2.50 percentage points......   1%          -.20%        .80%
-2.50 percentage points or less but
more than -2.75 percentage points......   1%          -.30%        .70%
-2.75 percentage points or less but
more than -3.00 percentage points......   1%          -.40%        .60%
-3.00 percentage points or less........   1%          -.50%        .50%

The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index. The investment advisory fee payable by the Portfolio is higher than that paid by most other investment companies.

THE PORTFOLIO'S ADMINISTRATOR IS BSFM. THE PORTFOLIO PAYS BSFM AN
ADMINISTRATION FEE AT THE ANNUAL RATE OF .15 OF 1% OF ITS AVERAGE DAILY NET ASSETS.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the over-all authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Port-folio's average daily net assets. Under the terms of an Administrative Serv-ices Agreement with the Fund, PFPC Inc. provides certain administrative serv-ices to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. an annual fee, with a minimum of $8,000 for the Portfolio pay-able monthly, as set forth below:

--------------------------------------------------------------------------------
PORTFOLIO'S                                        ANNUAL FEE AS A PERCENTAGE OF
AVERAGE NET ASSETS                                 AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
First $200 million................................          .10 of 1%
Next $200 million up to $400 million..............          .075 of 1%
Next $200 million up to $600 million..............          .05 of 1%
Assets in excess of $600 million..................          .03 of 1%

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Port-folio reimburse BSFM for any amounts it may assume.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transactions" in the Statement of Addi-tional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

SUB-INVESTMENT ADVISER

THE PORTFOLIO'S SUB-INVESTMENT ADVISER, SYMPHONY, PROVIDES INVESTMENT ADVISORY ASSISTANCE AND THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO'S INVESTMENTS.

BSFM has engaged Symphony, located at 555 California Street, San Francisco, California 94104, to serve as the Fund's sub-investment adviser. Symphony, a registered investment adviser, was formed in 1994. Symphony is a wholly-owned subsidiary of BARRA, Inc., a leading supplier of analytical financial soft-ware. Symphony's principals are Jeffrey Skelton, Praveen Gottipalli, Michael Henman and Neil Rudolph. Messrs. Skelton, Henman and Rudolph joined Symphony in 1994 from Wells Fargo Nikko Investment Advisors where they were Managing Directors. Mr. Gottipalli joined Symphony in 1994 from BARRA, Inc.

Symphony, subject to the supervision and approval of BSFM, provides investment advisory assistance and the day-to-day management of the Portfolio's invest-ments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with BSFM, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSFM PAYS SYMPHONY A SUB-ADVISORY FEE AT AN ANNUAL RATE EQUAL TO .45 OF 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS WHICH WILL BE ADJUSTED MONTHLY DEPENDING ON THE EXTENT TO WHICH THE INVESTMENT PERFORMANCE OF PORTFOLIO SHARES EXCEEDED OR WAS EXCEEDED BY THE PERCENTAGE CHANGE IN THE INVESTMENT RECORD OF THE S&P 500 INDEX.

Under the Sub-Investment Advisory Agreement, BSFM has agreed to pay Symphony a monthly fee at the annual rate of .45 of 1% of the Portfolio's average daily net assets (the "Symphony Basic Fee") which will be adjusted by a Monthly Per-formance Adjustment calculated as described above. The Monthly Performance Ad-justment applicable to Symphony may increase or decrease the total advisory fee payable to Symphony (the "Total Sub-Advisory Fee") by up to .25% per year of the value of the Portfolio's average daily net assets. The monthly Total Sub-Advisory fee is calculated in the same manner as the Total Advisory Fee.

The full range of Total Sub-Advisory Fees on an annualized basis is as fol-lows:

--------------------------------------------------------------------------------
PERCENTAGE POINT DIFFERENCE BETWEEN
DESIGNATED CLASS' PERFORMANCE                                PERFORMANCE
(NET OF EXPENSES INCLUDING ADVISORY FEES)            BASIC   ADJUSTMENT  TOTAL
AND PERCENTAGE CHANGE IN THE S&P 500 INDEX           FEE (%) RATE (%)    FEE (%)
--------------------------------------------------------------------------------
+3.00 percentage points or more....................  .45%     .25%       .70%
+2.75 percentage points or more but less than +3.00
percentage points..................................  .45%     .20%       .65%
+2.50 percentage points or more but less than +2.75
percentage points..................................  .45%     .15%       .60%
+2.25 percentage points or more but less than +2.50
percentage points..................................  .45%     .10%       .55%
+2.00 percentage points or more but less than +2.25
percentage points..................................  .45%     .05%       .50%
Less than +2.00 percentage points but more than -
2.00 percentage points.............................  .45%       0%       .45%
-2.00 percentage points or less but more than -2.25
percentage points..................................  .45%    -.05%       .40%
-2.25 percentage points or less but more than -2.50
percentage points..................................  .45%    -.10%       .35%
-2.50 percentage points or less but more than -2.75
percentage points..................................  .45%    -.15%       .30%
-2.75 percentage points or less but more than -3.00
percentage points..................................  .45%    -.20%       .25%
-3.00 percentage points or less....................  .45%    -.25%       .20%

If for the 12-month period ended February 22, 1997, the Total Sub-Advisory Fee exceeds .45%, without giving effect to any fee waivers by BSFM, then thereaf-ter BSFM has agreed to pay Symphony a Basic Fee equal to .50 of 1% on an annualized basis.

The Fund's primary investment officer is Praveen Gottipalli. Since May 1994, he has been Symphony's Director of Investments. For more than five years prior thereto, he was Director of the Active Strategies Group of BARRA, Inc.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually. Bear Stearns is entitled to receive the sales load described under "How to Buy Shares" and payments under the Portfolio's Distribution and Shareholder Servicing Plan de-scribed below.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

THE PORTFOLIO HAS ADOPTED A RULE 12B-1 PLAN UNDER WHICH THE PORTFOLIO PAYS BEAR STEARNS AT THE ANNUAL RATE OF .50% OF CLASS A'S AVERAGE DAILY NET ASSETS AND 1% OF CLASS C'S AVERAGE DAILY NET ASSETS.

Under a plan adopted by the Fund's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Portfolio pays Bear Stearns for distrib-uting Portfolio shares and for providing personal services to, and/or main-taining accounts of, Portfolio shareholders a fee at the annual rate of .50% and 1% of the average daily net assets of Class A and Class C, respectively. Under the Plan,

Bear Stearns may pay third parties in respect of these services such amount as it may determine. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. The Fund understands that these third parties also may charge fees to their clients who are beneficial owners of Portfolio shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from Bear Stearns under the Plan.

EXPENSES

All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by BSFM. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of board members who are not officers, direc-tors, employees or holders of 5% or more of the outstanding voting securities of BSFM, Symphony or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund ac-counting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of inde-pendent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportion-ately in relation to the net assets of each portfolio. See also "Management of the Fund--Distribution and Shareholder Servicing Plan."

BSFM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee and fees under the Plan, exceed 1.65% of Class A's average daily net assets and 2.15% of Class C's average daily net assets for the fiscal year, BSFM may waive a portion of its investment advisory fee or bear other expenses to the extent of the excess expense.

                               How to Buy Shares

GENERAL

AN INITIAL INVESTMENT IS $1,000, $500 FOR RETIREMENT PLANS; SUBSEQUENT INVESTMENTS MUST BE AT LEAST $250, $100 FOR RETIREMENT PLANS.

The minimum initial investment is $1,000, or $500 if the investment is for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments ordinarily must be at least $250 or $100 for retirement plans. Share certificates are issued only upon written request. No certifi-cates are issued for fractional shares. The Fund reserves the right to reject any purchase order. The Fund reserves the right to vary the initial and subse-quent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to minimum investment require-ments.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Port-folio's shares also may be made directly through the Transfer Agent. When pur-chasing Portfolio shares, investors must specify which Class is being pur-chased.

Purchases are effected at the public offering price next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Trans-fer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settle-ment date") after the trade date. Investors who make payment before the set-tlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

PURCHASES CAN BE MADE THROUGH BEAR STEARNS ACCOUNT EXECUTIVES, AUTHORIZED DEALERS OR THE TRANSFER AGENT.

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--The Insiders Select Portfolio" if purchased directly from the Portfolio, and should be di-rected to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds-- The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three busi-ness days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Authorized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a redemption of shares recently pur-chased by check may be delayed as described under "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Atten-tion: The Bear Stearns Funds--The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

NET ASSET VALUE IS COMPUTED DAILY AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE.

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of each Class of the Portfolio is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Fund's Board of Trustees. For further information regard-ing the methods employed in valuing the Portfolio's investments, see "Determi-nation of Net Asset Value" in the Portfolio's Statement of Additional Informa-tion.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Reve-nue Service (the "IRS").

CLASS A SHARES

THE SALES CHARGE MAY VARY DEPENDING ON THE DOLLAR AMOUNT INVESTED IN THE PORTFOLIO.

The public offering price for Class A shares of the Portfolio is the net asset value per share of that Class plus a sales load, which is imposed in accor-dance with the following schedule:

-------------------------------------------------------------------------------
                                     TOTAL SALES LOAD
                              ------------------------------
                              AS A % OF      AS A % OF       DEALER CONCESSIONS
                              OFFERING PRICE NET ASSET VALUE AS A % OF
AMOUNT OF TRANSACTION         PER SHARE      PER SHARE       OFFERING PRICE
-------------------------------------------------------------------------------
Less than $50,000............      4.75%          4.99%             4.25%
$50,000 to less than
 $100,000....................      4.25           4.44              3.75
$100,000 to less than
 $250,000....................      3.75           3.90              3.25
$250,000 to less than
 $500,000....................      3.25           3.36              3.00
$500,000 to less than
 $750,000....................      2.75           2.83              2.50
$750,000 to less than
 $1,000,000..................      2.25           2.30              2.00
$1,000,000 and above.........      0.00           0.00              0.00

There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospec-tus entitled "How to Redeem Shares--Contingent Deferred Sales Charge--Class C" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow addi-tional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may re-ceive a larger percentage of the sales load from Bear Stearns than they re-ceive for selling most other funds.

Through September 30, 1996, Bear Stearns, at its expense, has agreed to pay Authorized Dealers a fee in respect of the aggregate of all shares of the Portfolio and each other investment company sponsored by Bear Stearns sold to their customers through September 26, 1995. The fee paid is based on the ag-gregate net asset value of all shares of the Portfolio and each other invest-ment company sponsored by Bear Stearns purchased by customers of the Autho-rized Dealer during the period ended September 26, 1995, reduced for redemp-tions during the year ending September 30, 1996. For amounts greater than $1 million but less than $5 million, the fee is .05% of such amount; and for amounts greater than $5 million, the fee is .10% of such amount. Any such amount is expected to be paid, on a pro rata basis, quarterly.

Class A shares may be sold at net asset value to (a) each Adviser, its affili-ates or their respective officers, directors or employees (including retired employees), any partnership of which an Adviser is a general partner, any Trustee or officer of the Fund and designated family members of any of the above individuals; (b) qualified retirement plans of each Adviser; (c) any em-ployee or registered representative of any Authorized Dealer or their respec-tive spouses and minor children; (d) trustees or directors of investment com-panies for which an Adviser or an affiliate acts as sponsor; (e) any state, county or city, or any instrumentality, department, authority or agency there-of, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of Portfolio shares; (f) any in-stitutional investment clients including corporate sponsored pension and prof-it-sharing plans and other benefit plans (excluding Keogh Plans, IRAs and SEP-
IRAs), and insurance companies; (g) any pension funds (excluding Keogh Plans, IRAs and SEP-IRAs), state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments; (h) trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients; and (i) accounts as to which an Autho-rized Dealer charges an asset management fee. To take advantage of these ex-emptions, a purchaser must indicate its eligibility for an exemption to Bear Stearns along with its Account Information Form. Such purchaser agrees to notify Bear Stearns if, at any time of any additional purchases, it is no longer eligible for an exemption. Bear Stearns reserves the right to re-quest certification or additional information from a purchaser in order to verify that such purchaser is eligible for an exemption. Bear Stearns reserves the right to limit the participation in Class A shares of the Portfolio of its employees. Dividends and distributions reinvested in Class A shares of the Portfolio will be made at the net asset value per share on the reinvestment date.

Class A shares of the Portfolio also may be purchased at net asset value, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns. However, if such investor redeems those shares within one year after purchase, a CDSC of
 .50% will be imposed at the time of redemption. This includes shares of a mu-tual fund which were subject to a contingent deferred sales charge upon re-demption. The purchase must be made within 60 days of the redemption, and Bear Stearns must be notified by the investor in writing, or by the investor's in-vestment professional, at the time the purchase is made. Bear Stearns will of-fer to pay Authorized Dealers an amount up to .50% of the net asset value of shares purchased by the dealers' clients or customers in this manner.

CLASS C SHARES

The public offering price for Class C shares is the next determined net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares."

RIGHT OF ACCUMULATION--CLASS A SHARES

INVESTORS IN CLASS A SHARES MAY QUALIFY FOR A REDUCED SALES CHARGE.

Pursuant to the Right of Accumulation, certain investors are permitted to pur-chase Class A shares of the Portfolio at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the current pub-lic offering price of all Class A shares of the Portfolio, shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, then held by the investor. The following purchases of Class A shares may be aggregated for the purposes of determining the amount of pur-chase and the corresponding sales load: (a) individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years including shares purchased in connection with a retirement account exclusively for the benefit of such individual(s), such as an IRA, and pur-chases made by a company controlled by such individual(s); (b) individual pur-chases by a trustee or other fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including plans under Section 401(k) of the Code, and medical, life and disability insurance trusts); or (c) individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee bene-fit plans of a single employer or of employers affiliated with each other.

LETTER OF INTENT--CLASS A SHARES

By checking the appropriate box in the Letter of Intent section of the Account Information Form, investors become eligible for the reduced sales load appli-cable to the total number of Class A shares of the Portfolio, Class A shares of the Fund's other portfolios and shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, purchased in a 13-month period pursuant to the terms and under the conditions set forth herein. A minimum initial purchase of $1,000 is required. The Transfer Agent will hold in escrow 5% of the amount indicated in the Account Information Form for payment of a higher sales load if the investor does not purchase the full amount indicated in the Account In-formation Form. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If an in-vestor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the total purchase at the end of 13 months. If to-tal purchases are less than the amount specified, the investor will be re-quested to remit an amount equal to the difference between the sales load ac-tually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact, will redeem an appropriate number of shares held in es-crow to realize the difference. Checking a box in the Letter of Intent section of the Account Information Form does not bind an investor to purchase, or the Portfolio to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases shares of any of the above-listed funds, the investor must indicate its intention to do so under the Letter of Intent section of the Account Information Form.

SYSTEMATIC INVESTMENT PLAN

THE PORTFOLIO OFFERS SHAREHOLDERS CONVENIENT FEATURES AND BENEFITS, INCLUDING THE SYSTEMATIC INVESTMENT PLAN.

The Systematic Investment Plan permits investors to purchase shares of the Portfolio (minimum initial investment of $250 and minimum subsequent invest-ments of $100 per transaction) at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account des-ignated will be debited in the specified amount, and Portfolio shares will be purchased once a month, on the twentieth day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Invest-ment Plan should call the Transfer Agent at 1-800-447-1139 (in Delaware call collect 302-791-1031) to obtain the appropriate forms. The Systematic Invest-ment Plan does not assure a profit and does not protect against loss in de-clining markets. Since the Systematic Investment Plan involves the continuous investment in the Portfolio regardless of fluctuating price levels of the Portfolio's shares, investors should consider their financial ability to con-tinue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

                             Shareholder Services

EXCHANGE PRIVILEGE

THE EXCHANGE PRIVILEGE PERMITS EASY PURCHASES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.

The Exchange Privilege enables an investor to purchase, in exchange for shares of a Class of the Portfolio, shares of the same Class of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Invest-ment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the ex-tent such shares are offered for sale in the investor's state of residence. These funds have different investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account exec-utive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of the Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 (in Delaware call collect 302-791-1031) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and share-holders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own shares of the portfolio or fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless other-wise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. To participate in the Systematic Investment Plan or establish automatic withdrawal for the new ac-count, however, an exchanging shareholder must file a spe-cific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund shareholders. The Fund, BSFM and Bear Stearns will not be liable for any loss, liability, cost or expense for acting upon telephone in-structions that are reasonably believed to be genuine. In attempting to con-firm that telephone instructions are genuine, the Fund will use such proce-dures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the ac-count, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. Except in the case of Personal Retire-ment Plans, the shares being exchanged must have a current value of at least $250; furthermore, when establishing a new account by exchange, the shares be-ing exchanged must have a value of at least the minimum initial investment re-quired for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dollar value must equal or ex-ceed the applicable minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Shares will be exchanged at the next determined net asset value; however, ex-cept in the instances described below, a sales load may be charged with re-spect to exchanges of Class A shares into portfolios or funds sold with a sales load. Generally, a sales load will be charged if the shares being ex-changed were subject to a sales load which is lower than the sales load to which the shares being purchased are subject or were not subject to any sales load. No CDSC will be imposed on Class C shares at the time of an exchange. The CDSC applicable on redemption of the acquired Class C shares will be cal-culated from the date of the initial purchase of the Class C shares exchanged. If an investor is exchanging Class A into a portfolio or fund that charges a sales load, the investor may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the portfo-lio or fund from which the investor is exchanging were: (a) purchased with a sales load; (b) acquired by a previous exchange from shares purchased with a sales load; or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange the investor must notify Bear Stearns, the Authorized Dealer or the Transfer Agent. Any such qualification is subject to confirma-tion of the investor's holdings through a check of appropriate records. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to re-ject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of shares of one portfolio or fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in ex-change by the shareholder and, therefore, an exchanging shareholder may real-ize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

THE REDIRECTED DISTRIBUTION OPTION PERMITS INVESTMENT OF INVESTORS' DIVIDENDS AND DISTRIBUTIONS IN SHARES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by the Portfo-lio in shares of the same Class of another portfolio of the Fund or a fund ad-vised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value. If an investor is investing in a Class that charges a CDSC, the shares purchased will be sub-ject on redemption to the CDSC, if any, applicable to the purchased shares.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             How to Redeem Shares

GENERAL

THE REDEMPTION PRICE WILL BE BASED ON THE NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A REDEMPTION REQUEST; IN CERTAIN INSTANCES A CDSC WILL BE CHARGED.

Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any re-quest for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the in-vestor owns fewer shares of the Class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period. Shareholders who have redeemed Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the same Portfolio within 60 days of the redemp-tion. To take advantage of this reinstatement privilege, shareholders must no-tify their Bear Stearns account executive, Authorized Dealer or the Transfer Agent at the time the privilege is exercised.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

CLASS C SHARES OF THE PORTFOLIO ARE SUBJECT TO A CDSC OF 1% UPON REDEMPTION WITHIN ONE YEAR OF PURCHASE.

A CDSC of 1% payable to Bear Stearns is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed
(i) the current net asset value of Class C shares acquired through reinvest-ment of dividends or capital gain distributions, plus (ii) increases in the net asset value of an investor's Class C shares above the dollar amount of all such investor's payments for the purchase of Class C shares held by the in-vestor at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Portfolio's performance, the applicable CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares ac-quired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; then of amounts representing shares purchased more than one year prior to the redemption; and finally, of amounts representing the cost of shares purchased within one year prior to the redemption.

For example, assume an investor purchased 100 shares of the Portfolio at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the first year after the purchase the investor decided to redeem $500 of his or her investment. As-suming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 re-demption proceeds ($500 minus $260) would be charged at a rate of 1% for a to-tal CDSC of $2.40.

The CDSC applicable to Class C shares will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a com-bination of any investment company with the Portfolio by merger, acquisition of assets or otherwise, and (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code. If the Fund's Trustees determine to discontinue the waiver of the CDSC, the disclosure in the Portfolio's prospectus will be revised appropriately. Any Portfolio shares subject to a CDSC which were purchased prior to the termina-tion of such waiver will have the CDSC waived as provided in the Portfolio's prospectus at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption an investor must notify the Transfer Agent or the investor's Bear Stearns account execu-tive or the investor's Authorized Dealer must notify the Distributor. Any such qualification is subject to confirmation of the investor's entitlement.

PROCEDURES

SHAREHOLDERS MAY REDEEM SHARES IN SEVERAL WAYS.

REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS

Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reason-ably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT

Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously is-sued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guaran-tees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from par-ticipants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program

("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries public. Redemp-tion requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from the Fund or the Trans-fer Agent forms of resolutions and other documentation which have been pre-pared in advance to assist compliance with the Portfolio's procedures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139 (in Delaware call collect 302-791-
1031).

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

AUTOMATIC WITHDRAWAL
Automatic withdrawal permits investors to request withdrawal of a specified dollar amount (minimum of $25) on either a monthly or quarterly basis if the investor has a $5,000 minimum account. An application for automatic withdrawal can be obtained from Bear Stearns or the Transfer Agent. Automatic Withdrawal may be ended at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through Au-tomatic Withdrawal. Purchases of additional shares concurrently with withdraw-als generally are undesirable.

Class C shares withdrawn pursuant to the Automatic Withdrawal will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

                      Dividends, Distributions and Taxes

DIVIDENDS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL PORTFOLIO SHARES AT NET ASSET VALUE, UNLESS PAYMENT IN CASH IS REQUESTED OR DIVIDENDS ARE REDIRECTED INTO ANOTHER FUND PURSUANT TO THE REDIRECTED DISTRIBUTION OPTION.

The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provi-sions of the 1940 Act. The Portfolio will not make distributions from net re-alized securities gains unless capital loss carryovers, if any, have been uti-lized or have expired. Dividends are automatically reinvested in additional Portfolio shares at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redirected Distri-bution Option. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class of each Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class C. See "Fee Table."

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Portfolio or redi-rected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Portfolio shares and whether such distribu-tions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any re-demptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresi-dent withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

The Code provides for the "carryover" of some or all of the sales load imposed on the Portfolio's Class A shares if an investor exchanges such shares for shares of another fund or portfolio advised or sponsored by BSFM or its affil-iates within 91 days of purchase and such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for such shares, up to the amount of the reduction of the sales load charged on the exchange, is not in-cluded in the basis of such shares for purposes of computing gain or loss on the exchange, and instead is added to the basis of the fund shares received on the exchange.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

THE PORTFOLIO IS NOT EXPECTED TO HAVE ANY FEDERAL TAX LIABILITY; ALTHOUGH INVESTORS SHOULD EXPECT TO BE SUBJECT TO FEDERAL, STATE OR LOCAL TAXES IN RESPECT OF THEIR INVESTMENT IN PORTFOLIO SHARES.

It is expected that the Portfolio will qualify as a "regulated investment com-pany" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accor-dance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                            Performance Information

THE PORTFOLIO MAY ADVERTISE ITS PERFORMANCE IN A NUMBER OF WAYS.

For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total re-turn figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio dur-ing the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class C should be expected to be lower than that of Class A. Performance for each Class will be calculated separately.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the re-deemable value of the investment at the end of the period. Advertisements of the Portfolio's performance will include the Portfolio's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the applicable peri-od.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percent-age rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum public of-fering price in the case of Class A shares) per share at the beginning of the period. Class C total return will reflect the deduction of the CDSC. Adver-tisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return for the Port-folio also may be calculated by using the net asset value per share at the be-ginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any ap-plicable CDSC at the end of the period for Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the sales load on the Portfolio's Class A shares, which, if reflected, would reduce the performance quoted.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Port-folio's shares are classified into three Classes--Class A, Class C and Class
Y. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain cir-cumstances may have the right to call a meeting of shareholders for the pur-pose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of five portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon un-less approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfo-lio shall be deemed to be affected by a matter unless it is clear that the in-terests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the se-lection of independent accountants and the election of Trustees from the sepa-rate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 (in Delaware call collect 302-791-1031)
or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES
In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options transactions involve "derivative securities."

OPTIONS TRANSACTIONS

THE PORTFOLIO MAY ENGAGE IN OPTIONS TRANSACTIONS.

The Portfolio is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of spe-cific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. The Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. The Portfolio also may purchase call options to enter into closing purchase transactions. The Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obli-gates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liq-uid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

The Portfolio may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks in-cluded in the index. Because the value of an index option depends upon move-ments in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

Successful use by the Portfolio of options will be subject to Symphony's abil-ity to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent Symphony's predictions are incorrect, the Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

LENDING PORTFOLIO SECURITIES

THE PORTFOLIO MAY EARN ADDITIONAL INCOME BY LENDING ITS PORTFOLIO SECURITIES.

From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securi-ties or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned se-curities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY

THE PORTFOLIO MAY BORROW MONEY.

As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfo-lio's total assets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES

THE PORTFOLIO MAY INVEST IN CONVERTIBLE SECURITIES.

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-in-come and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to de-cline as interest rates increase and, conversely, tends to increase as inter-est rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to vari-ations in the general market for equity securities. A unique feature of con-vertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the un-derlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflec-tion of the value of the underlying common stock. While no securities invest-ments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that pro-vide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may de-fault on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible secu-rity, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to bene-fit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as cor-porate debt obligations, enjoy seniority in right of payment to all equity se-curities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible secu-rities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

THE PORTFOLIO MAY INVEST IN A VARIETY OF MONEY MARKET INSTRUMENTS.

The Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market instru-ments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. GOVERNMENT SECURITIES
The Portfolio may purchase securities issued or guaranteed by the U.S. Govern-ment or its agencies or instrumentalities, which include U.S. Treasury securi-ties that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guar-anteed by U.S. Government agencies and instrumentalities, for example, Govern-ment National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Asso-ciation, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-spon-sored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS
The Portfolio may invest in bank obligations, including certificates of depos-it, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt ob-ligations of U.S. domestic issuers. Such risks include possible future politi-cal and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS
Repurchase agreements involve the acquisition by the Portfolio of an under-lying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfo-lio in connection with the sale of the securities if the seller does not re-purchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securi-ties, realization on the securities by the Portfolio may be delayed or limit-ed.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS
Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfo-lio will consist only of direct obligations which, at the time of their pur-chase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch In-vestors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obliga-tions which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordi-narily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

THE PORTFOLIO MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS.

The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corpora-tion's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES

THE PORTFOLIO MAY INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to any one investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES

THE PORTFOLIO MAY PURCHASE ILLIQUID SECURITIES.

The Portfolio may invest up to 15% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Portfolio's investment objective. Such securi-ties may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

                  T H E   B E A R   S T E A R N S   F U N D S
     2 4 5   P A R K   A V E N U E   N E W   Y O R K,   N Y   1 0 1 6 7
                          1 . 8 0 0 . 7 6 6 . 4 1 1 1

PROSPECTUS

                         The Insiders Select Portfolio

                              CLASS Y SHARES ONLY

THE BEAR STEARNS FUNDS (the "Fund") is an open-end management investment com-pany, known as a mutual fund. The Fund permits you to invest in separate port-folios. By this Prospectus, Class Y shares of The Insiders Select Portfolio, a non-diversified portfolio (the "Portfolio"), are offered. The Portfolio's in-vestment objective is capital appreciation. The Portfolio's sub-investment ad-viser uses its proprietary IntelliVest(TM) Model to analyze transactions by corporate insiders, the behavior of financial analysts and the corporate fi-nance activities of the companies themselves to determine which securities to purchase or sell short.

Class Y shares are sold at net asset value without a sales charge to investors whose minimum investment is $2.5 million. The Portfolio issues other Classes of shares which have sales charges and different expenses which would affect performance. Investors desiring to obtain information about these other Clas-ses of shares should call 1-800-766-4111 or ask their sales representative or the Portfolio's distributor.

BEAR STEARNS FUNDS MANAGEMENT INC. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfo-lio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers."

BEAR, STEARNS & CO. INC. ("Bear Stearns"), an affiliate of BSFM, serves as the Portfolio's distributor.

                            ----------------------

THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE PORTFOLIO THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFER-ENCE.

Part B (also known as the Statement of Additional Information), dated November 10, 1995, which may be revised from time to time, provides a further discus-sion of certain areas in this Prospectus and other matters which may be of in-terest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the address or call one of the telephone numbers listed under "General Infor-mation" in this Prospectus.

                            ----------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or en-dorsed by, any bank, and are not federally insured by the Federal Deposit In-surance Corporation, the Federal Reserve Board, or any other agency.

The net asset value of funds of this type will fluctuate.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            NOVEMBER 10, 1995

                               Table of Contents

                                                                            PAGE
Fee Table..................................................................   3
Condensed Financial Information............................................   4
Description of the Fund....................................................   4
 Risk Factors..............................................................   9
Management of the Fund.....................................................  10
How to Buy Shares..........................................................  13
Shareholder Services.......................................................  15
How to Redeem Shares.......................................................  16
Dividends, Distributions and Taxes.........................................  17
Performance Information....................................................  18
General Information........................................................  19
Appendix................................................................... A-1

                                   Fee Table

-------------------------------------------------------------------------------
                                                                       CLASS Y
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...............................................................  None
 Maximum Deferred Sales Charge Imposed on Redemptions (as a percentage of the amount subject to charge).....................................  None
ANNUAL PORTFOLIO OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
 Management Fees (after fee waiver)*..................................  0.00%**
 12b-1 Fees...........................................................  None
 Other Expenses (after expense reimbursement)*........................  1.15%
 Total Portfolio Operating Expenses (after fee waiver and expense reimbursement)*......................................................  1.15%
EXAMPLE
 You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
  1 YEAR..............................................................  $12
  3 YEARS.............................................................  $37

------
*Based on estimated expenses for the current fiscal year. BSFM has undertaken to waive its investment advisory fee and assume certain expenses of the Port-folio other than brokerage fees, extraordinary items and taxes to the extent Total Portfolio Operating Expenses exceed 1.15% for Class Y. Without such waiver and expense reimbursement, Management Fees stated above would be 1.00%, Other Expenses would be 1.77% and Total Portfolio Operating Expenses would be 2.77% for Class Y.

**The Management Fee is payable at an annual rate equal to 1% of the Portfo-lio's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Portfolio's performance. See "Management of the Fund-- Investment Adviser" and "--Sub-Investment Adviser."

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDI-CATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

The purpose of the foregoing table is to assist you in understanding the vari-ous costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Other Ex-penses and Total Portfolio Operating Expenses are based on estimated amounts for the current fiscal year. In addition to the expenses noted above, the Fund will charge $7.50 for each wire redemption. See "How to Redeem Shares." For a further description of the various costs and expenses incurred in the Portfo-lio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Fund."

                      Condensed Financial Information

The table below sets forth certain information covering the Portfolio's in-vestment results for the period indicated. Further financial data and related notes are included in the Statement of Additional Information which is avail-able upon request.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data, total investment re-turn, ratios to average net assets and other supplemental data for a Class Y share of the Portfolio for the period June 20, 1995 (commencement of initial public offering) to September 30, 1995. This information has been derived from information provided in the Portfolio's financial statements (unaudited).

--------------------------------------------------------------------------------

                                                                        CLASS Y

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period................................... $12.12
 Net investment income+.................................................   0.01
 Net realized and unrealized gain on investments*.......................   1.07
                                                                         ------
 Net increase in net assets from operations.............................   1.08
                                                                         ------
 Net asset value, end of period.........................................  13.20
                                                                         ======
 Total investment return++..............................................  8.91%
                                                                         ======
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000's omitted)..............................   $484
 Ratio of expenses to average net assets+**.............................  1.15%
 Ratio of net investment income to average net assets+**................  0.64%
 Decrease reflected in above expense ratios and net investment income due to waivers and reimbursements*....................................  1.89%
 Portfolio turnover rate***.............................................  8.53%
 Average commission rate per share......................................  $0.03

------

+Reflects waivers and reimbursements.

++Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes re-investment of dividends and distributions, if any. Total return is not annualized.

*The amount shown for a share outstanding throughout the period is not in ac-cord with the change in the aggregate gains and losses in investments during the period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset value during the period.

**Annualized.

***Not annualized.

Further information about performance will be contained in the Portfolio's an-nual report, which should be available on or about May 30, 1996, and which may be obtained without charge by writing to the address or calling one of the telephone numbers listed under "General Information."

                            Description of the Fund

GENERAL

THE FUND IS A "SERIES FUND."

The Fund is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents. See "General Information."

INVESTMENT OBJECTIVE

THE PORTFOLIO SEEKS TO PROVIDE CAPITAL APPRECIATION.

The Portfolio's investment objective is capital appreciation. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved.

INTELLIVEST(TM) MODEL

THE INTELLIVEST(TM) MODEL IS SYMPHONY'S PROPRIETARY METHODOLOGY FOR SELECTING A COMPANY'S SECURITIES BY ANALYZING THE BEHAVIOR OF CORPORATE INSIDERS, FINANCIAL ANALYSTS AND THE COMPANY ITSELF.

Symphony has developed a proprietary methodology (the "IntelliVest(TM) Model") for analyzing the behavior of (i) corporate insiders--officers, directors and significant stockholders--through an analysis of their publicly filed reports of their trading activities in the equity securities of the companies for which they are insiders, (ii) financial analysts, through an analysis of their published reports about covered companies, including predicted earnings and revisions to predicted earnings, and (iii) the company itself, through an analysis of its behavior as to corporate finance matters, such as stock repur-chase programs, dividend policies and new securities issuance.

Corporate insiders are believed by Symphony to be in the best position to un-derstand the near term prospects of their companies. Symphony believes that insider behavior can be observed and analyzed since insiders are required to disclose transactions in their company's equity securities to the Securities and Exchange Commission generally no later than the tenth day of the month following the transaction. Each month many thousands of these disclosures are received. Symphony believes that the laborious process of collecting, classi-fying and analyzing these transactions using the IntelliVest(TM) Model pro-vides valuable investment management information.

These INSIDERS may have many reasons for transacting in company stock and stock options. Many of these are entirely incidental to the future of the com-pany. For example, an insider may sell stock to buy a home or finance a col-lege education for his or her child. Likewise a new management team may wish to signal confidence in the company by making token purchases of the company's equity. Many other transactions, however, are related directly to the insid-er's beliefs about the near-term price expectations for the company's stock. An insider who exercises long-term options early for small profits likely be-lieves the stock soon will decline. Insiders who exercise options, hold the stock, and buy in the open market probably believe that the stock soon will rise. Clusters of insiders making substantial buys or sells indicate broad agreement within a firm as to the direction of the stock.

FINANCIAL ANALYSTS use a variety of means to learn more about the companies they follow. Among these are visits to the company and in-depth discussions with management. Successful analysts learn to interpret the words and actions of management and the firm itself. Likewise, management uses its discussions with certain analysts as a means of signaling their views to the marketplace. Symphony has a computer model of analysts' predicted earnings and ratings. This model tracks the behavior of analysts as they have revised predicted earnings and the ratings of a company's prospects in the market. Symphony be-lieves that analysts' revisions can be a valuable indicator of future returns for the company's stock.

Part of the normal activity of EVERY PUBLIC COMPANY is its financing deci-sions. A company must routinely decide whether to maintain or change its divi-dend policy, whether to buy its own stock in the open market or whether to is-sue new securities. From time to time the firm may decide that its stock is undervalued. Many firms see undervaluation as an opportunity to purchase the company's stock in the open market. Symphony believes that by monitoring changes in shares outstanding (in the hands of the public), a useful signal can be extracted relating to the firm's beliefs about its prospects. Similar-ly, the company's decision to sell securities to the public or another firm can be an indication that the company believes that its stock has reached a near-term high, a potentially useful sell signal.

Insiders, analysts and the company each send signals that can be analyzed us-ing the IntelliVest(TM) Model to produce valuable information about the pros-pects for individual companies. Symphony believes that the most powerful anal-ysis, however, comes from the interaction of all three sources. While no one signal alone determines whether a security will be purchased or sold, no secu-rity will be considered for purchase or sale using the IntelliVest(TM) Model unless a positive or negative signal, as the case may be, is received from in-sider behavior. In its analysis, the IntelliVest(TM) Model uses only data that is available to the public. Symphony obtains the data on insider trading ac-tivity from CDA/Investnet, which compiles this information from publicly available Securities and Exchange Commission filings. Symphony's research team has devoted three years of research to developing the framework necessary to analyze the behavior of each of these sources and the interaction among them.

MANAGEMENT POLICIES

THE PORTFOLIO SEEKS TO INVEST PRIMARILY IN EQUITY SECURITIES THAT, AT THE TIME OF PURCHASE, ARE BELIEVED BY SYMPHONY, USING DATA FROM THE INTELLIVEST(TM) MODEL, TO PROVIDE OPPORTUNITIES FOR CAPITAL APPRECIATION OR GAINS THROUGH SHORT SELLING.

Under normal market conditions, Symphony invests substantially all of the Portfolio's assets in the equity securities of U.S. issuers. Using data from the IntelliVest(TM) Model, Symphony selects equity securities believed by it to provide opportunities for capital appreciation or gains through short sell-ing. Issuers are selected without regard to market capitalization, although Symphony anticipates that the issuers principally will be mid- to large capi-talization companies; that is, those with market capitalizations exceeding $1 billion.

Symphony seeks to use the IntelliVest(TM) Model to select all the Portfolio's securities. The IntelliVest(TM) Model, however, should not be expected to pro-vide data sufficient to permit the Portfolio's entire portfolio to be invested in its selections. For its remaining assets invested in equity securities, Symphony will use an analytic valuation model created by the active strategies group of BARRA, Inc., Symphony's parent, to select from the universe of U.S. equity securities those securities it believes, in the aggregate, will approx-imate or exceed the total return performance of the Standard & Poor's 500 Stock Index* (the "S&P 500 Index"). The S&P 500 Index is composed of 500 se-lected common stocks, most of which are listed on the New York Stock Exchange. The composition of the S&P 500 Index is determined by Standard & Poor's Corpo-ration based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representative of stocks in a particular industry group, and may be changed from time to time. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capital-ization; that is, its market price per share times the number of shares out-standing. Because of this weighting, as of September 30, 1995, approximately 46% of the S&P 500 Index was composed of the 50 largest companies. The Portfo-lio will not invest in all or substantially all of the common stocks included in the S&P 500 Index and may invest in stocks that are not included in the S&P 500 index. The Portfolio expects ordinarily to invest in approximately 60 to 150 stocks.

By investing in this manner--that is, using its IntelliVest(TM) Model and pur-chasing other equity securities in a manner intended to approximate or exceed the performance of the S&P 500 Index--Symphony seeks to exceed the total re-turn of the S&P 500 Index.

Equity securities consist of common stocks, convertible securities and pre-ferred stocks. The convertible securities and preferred stocks in which the Portfolio may invest will be rated at least investment grade by a nationally recognized statistical rating organization at the time of purchase. Convert-ible securities rated in the lowest investment grade rating may be considered to have speculative characteristics. Preferred stock generally receives divi-dends before distributions are paid on common stock and ordinarily has a pri-ority claim over common stockholders if the issuer of the stock is liquidated. The Portfolio may invest, in anticipation of investing cash positions, in money market instruments consisting of U.S. Government securities, certifi-cates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth in the Appendix. Under normal market conditions, the Portfolio expects to have less than 15% of its assets invested in money market instruments. However, when Symphony determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

INVESTMENT TECHNIQUES

THE PORTFOLIO MAY ENGAGE IN SHORT SELLING, LENDING PORTFOLIO SECURITIES AND OPTIONS AND FUTURES TRANSACTIONS, EACH OF WHICH INVOLVES RISK.

The Portfolio may engage in various investment techniques, such as short sell-ing, lending portfolio securities and options and futures transactions, each of which involves risk. Options and futures transactions involve "derivative securities." Short selling and futures transactions are discussed below. For a discussion of these other investment techniques and their related risks, see "Appendix--Investment Techniques" and "Risk Factors" below.

------
*"Standard & Poor's," "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation.

SHORT SELLING. Short sales are transactions in which the Portfolio sells a se-curity it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to re-place the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Port-folio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the bro-ker, to the extent necessary to meet margin requirements, until the short po-sition is closed out.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the secu-rity at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio. See "Appendix--Investment Techniques--Options Transactions."

The Portfolio anticipates that the frequency of short sales will vary substan-tially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. How-ever, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. The Portfolio may not sell short the securities of any single issuer listed on a national securities ex-change to the extent of more than 5% of the value of its net assets. The Port-folio may not sell short the securities of any class of an issuer to the ex-tent, at the time of the transaction, of more than 2% of the outstanding secu-rities of that class.

In addition to the short sales discussed above, the Portfolio may make short sales "against the box," a transaction in which the Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Portfolio delivers the security to close the short position. The Portfolio re-ceives the net proceeds from the short sale. The Portfolio at no time will have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Portfolio will make short sales against the box for purposes of protecting the value of the Port-folio's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may enter into stock index futures contracts, and options with respect thereto, in U.S. domestic markets. See "Appendix--Investment Techniques--Options Transactions." These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although the Portfolio is not a commodity pool, it is subject to rules of the Commodity Futures Trading Commission (the "CFTC") limiting the extent to which it may engage in these transactions.

The Portfolio's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, the Portfolio may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Portfolio's assets, after taking into ac-count unrealized profits and unrealized losses on such contracts it has en-tered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in cal-culating the 5%. To the extent the Portfolio engages in the use of futures and options on futures for other than bona fide hedging purposes, the Portfolio may be subject to additional risk.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of a shareholder's investment. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid mar-ket will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permit-ted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified pe-riods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby pre-venting prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on domestic ex-changes.

Successful use of futures by the Portfolio also is subject to Symphony's abil-ity to predict correctly movements in the direction of the market or foreign currencies and, to the extent the transaction is entered into for hedging pur-poses, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Portfolio has hedged against the possibility of a decline in the market ad-versely affecting the value of securities held in its portfolio and prices in-crease instead, the Portfolio will lose part or all of the benefit of the in-creased value of securities which it has hedged because it will have offset-ting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not nec-essarily, be at increased prices which reflect the rising market. The Portfo-lio may have to sell securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the Securities and Ex-change Commission, the Portfolio may be required to segregate cash or high quality money market instruments in connection with its commodities transac-tions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Portfo-lio's ability otherwise to invest those assets.

FUTURE DEVELOPMENTS. The Portfolio may take advantage of opportunities in the area of options and futures contracts, options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's in-vestment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will pro-vide appropriate disclosure in its prospectus.

CERTAIN FUNDAMENTAL POLICIES

CERTAIN OF THE PORTFOLIO'S INVESTMENT POLICIES ARE FUNDAMENTAL POLICIES THAT CAN BE CHANGED ONLY BY SHAREHOLDER VOTE.

The Portfolio may (i) borrow money to the extent permitted under the 1940 Act; and (ii) invest up to 25% of the value of its total assets in the securities of issuers in a single industry, provided that there is no such limitation on investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to the Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies--Investment Restric-tions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

The Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net as-sets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Objective and Management Policies--Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

NO INVESTMENT IS FREE FROM RISK. INVESTING IN THE PORTFOLIO WILL SUBJECT IN-VESTORS TO CERTAIN RISKS WHICH SHOULD BE CONSIDERED.


NET ASSET VALUE FLUCTUATIONS
The Portfolio's net asset value per share is not fixed and should be expected to fluctuate. Investors should purchase Portfolio shares only as a supplement to an overall investment program and only if investors are willing to under-take the risks involved.

EQUITY SECURITIES
Investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the equity secu-rities in the Portfolio's portfolio will result in changes in the value of the Portfolio's shares and thus the Portfolio's yield and total return to invest-ors.

CERTAIN INVESTMENT TECHNIQUES

The use of investment techniques such as short selling, lending portfolio se-curities and engaging in options and futures transactions, involves greater risk than that incurred by many other funds with a similar objective. Using these techniques may produce higher than normal portfolio turnover and may af-fect the degree to which the Portfolio's net asset value fluctuates. See "Ap-pendix--Investment Techniques."

The Portfolio's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securi-ties held for less than three months. This 30% test limits the extent to which the Portfolio may sell securities held for less than three months, effect short sales of securities held for less than three months, write options ex-piring in less than three months and invest in certain futures contracts, among other strategies. With the exception of the above requirement, the amount of portfolio activity will not be a limiting factor when making portfo-lio decisions. Under normal market conditions, the Portfolio's portfolio turn-over rate generally will not exceed 150%. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Portfolio Transactions" in the Portfo-lio's Statement of Additional Information.

NON-DIVERSIFIED STATUS
The Portfolio's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment com-pany is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a sin-gle issuer and to hold not more than 10% of the outstanding voting securities of a single issuer. However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the In-ternal Revenue Code of 1986, as amended (the "Code"), which requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's total assets be invested in cash, U.S. Government se-curities, the securities of other regulated investment companies and other se-curities, with such other securities of any one issuer limited for the pur-poses of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be in-vested in the securities of any one issuer (other than U.S. Government securi-ties or the securities of other regulated investment companies). Since a rela-tively high percentage of the Portfolio's assets may be invested in the secu-rities of a limited number of issuers, some of which may be within the same industry or economic sector, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

SIMULTANEOUS INVESTMENTS
Investment decisions for the Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. However, if such other investment companies or accounts are prepared to invest in, or de-sire to dispose of, securities of the type in which the Portfolio invests at the same time as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                            Management of the Fund

BOARD OF TRUSTEES

THE TRUSTEES ARE RESPONSIBLE FOR THE OVERALL MANAGEMENT AND SUPERVISION OF THE PORTFOLIO'S BUSINESS.

The Fund's business affairs are managed under the general supervision of its Board of Trustees. The Portfolio's Statement of Additional Information con-tains the name and general business experience of each Trustee.

INVESTMENT ADVISER

THE PORTFOLIO'S INVESTMENT ADVISER IS BSFM; SYMPHONY PROVIDES DAY-TO-DAY MAN-AGEMENT OF THE PORTFOLIO'S INVESTMENTS.

The Portfolio's investment adviser is BSFM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., which is located at 245 Park Avenue, New York, New York 10167. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear Stearns, is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institu-tional and individual investors. BSFM is a registered investment adviser and offers, either directly or through affiliates, investment advisory and admin-istrative services to open-end and closed-end investment funds and other man-aged pooled investment vehicles with net assets at September 30, 1995 of over $1.8 billion.

BSFM supervises and assists in the overall management of the Portfolio's af-fairs under an Investment Advisory Agreement between BSFM and the Fund, sub-ject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

THE PORTFOLIO PAYS BSFM AN ADVISORY FEE AT AN ANNUAL RATE EQUAL TO 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS WHICH WILL BE ADJUSTED MONTHLY DEPENDING ON THE EXTENT TO WHICH THE INVESTMENT PERFORMANCE OF PORTFOLIO SHARES EXCEEDED OR WAS EXCEEDED BY THE PERCENTAGE CHANGE IN THE INVESTMENT RECORD OF THE S&P 500 INDEX.

Under the terms of the Investment Advisory Agreement, the Portfolio has agreed to pay BSFM a monthly fee at the annual rate of 1% of the Portfolio's average daily net assets (the "Basic Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the invest-ment performance of the Class of shares (currently, Class C) expected to bear the highest total Portfolio operating expenses, after expenses, exceeded or was exceeded by the percentage change in the investment record of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to BSFM (the "Total Advisory Fee") by up to .50% per year of the value of the Portfolio's average daily net assets.

The monthly Total Advisory Fee is calculated as follows: (a) one-twelfth of the 1.0% annual Basic Fee rate (0.083%) is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Basic Fee for that month; (b) one-twelfth of the applicable per-formance adjustment rate from the table below is applied to the Portfolio's average daily net assets over the most recent calendar month, giving a dollar amount which is the Monthly Performance Adjustment (for the first twelve-month period, no performance adjustment will be made); and (c) the Monthly Perfor-mance Adjustment is then added to or subtracted from the Basic Fee and the re-sult is the amount payable by the Portfolio to BSFM as the Total Advisory Fee for that month.

The full range of Total Advisory Fees on an annualized basis is as follows:

-------------------------------------------------------------------------------
PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS'
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                     PERFORMANCE
AND PERCENTAGE CHANGE IN THE                          ADJUSTMENT
S&P 500 INDEX                           BASIC FEE (%) RATE (%)    TOTAL FEE (%)
-------------------------------------------------------------------------------
+3.00 percentage points or more........ 1%                .50%    1.50%
+2.75 percentage points or more but
less than +3.00 percentage points...... 1%                .40%    1.40%
+2.50 percentage points or more but
less than +2.75 percentage points...... 1%                .30%    1.30%
+2.25 percentage points or more but
less than +2.50 percentage points...... 1%                .20%    1.20%
+2.00 percentage points or more but
less than +2.25 percentage points...... 1%                .10%    1.10%
Less than +2.00 percentage points but
more than -2.00 percentage points...... 1%                  0%    1.00%
-2.00 percentage points or less but
more than -2.25 percentage points...... 1%               -.10%     .90%
-2.25 percentage points or less but
more than -2.50 percentage points...... 1%               -.20%     .80%
-2.50 percentage points or less but
more than -2.75 percentage points...... 1%               -.30%     .70%
-2.75 percentage points or less but
more than -3.00 percentage points...... 1%               -.40%     .60%
-3.00 percentage points or less........ 1%               -.50%     .50%

The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index. The investment advisory fee payable by the Portfolio is higher than that paid by most other investment companies.

THE PORTFOLIO'S ADMINISTRATOR IS BSFM. THE PORTFOLIO PAYS BSFM AN
ADMINISTRATION FEE AT THE ANNUAL RATE OF .15 OF 1% OF ITS AVERAGE DAILY NET ASSETS.

Under the terms of an Administration Agreement with the Fund, BSFM generally supervises all aspects of the operation of the Portfolio, subject to the over-all authority of the Fund's Board of Trustees in accordance with Massachusetts law. For providing administrative services to the Portfolio, the Fund has agreed to pay BSFM a monthly fee at the annual rate of .15 of 1% of the Port-folio's average daily net assets. Under the terms of an Administrative Serv-ices Agreement with the Fund, PFPC Inc. provides certain administrative serv-ices to the Portfolio. For providing these services, the Fund has agreed to pay PFPC Inc. an annual fee, with a minimum of $8,000 for the Portfolio pay-able monthly, as set forth below:

--------------------------------------------------------------------------------
PORTFOLIO'S                                        ANNUAL FEE AS A PERCENTAGE OF
AVERAGE NET ASSETS                                 AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
First $200 million................................          .10 of 1%
Next $200 million up to $400 million..............          .075 of 1%
Next $200 million up to $600 million..............          .05 of 1%
Assets in excess of $600 million..................          .03 of 1%

From time to time, BSFM may waive receipt of its fees and/or voluntarily as-sume certain Portfolio expenses, which would have the effect of lowering the Portfolio's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio re-imburse BSFM for any amounts it may assume.

Brokerage commissions may be paid to Bear Stearns for executing transactions if the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers. The allocation of brokerage transactions also may take into account a broker's sales of the Portfolio's shares. See "Portfolio Transac-tions" in the Statement of Additional Information.

Bear Stearns has agreed to permit the Fund to use the name "Bear Stearns" or derivatives thereof as part of the Fund name for as long as the Investment Ad-visory Agreement is in effect.

SUB-INVESTMENT ADVISER

THE PORTFOLIO'S SUB-INVESTMENT ADVISER, SYMPHONY, PROVIDES INVESTMENT ADVISORY ASSISTANCE AND THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO'S INVESTMENTS.

BSFM has engaged Symphony, located at 555 California Street, San Francisco, California 94104, to serve as the Fund's sub-investment adviser. Symphony, a registered investment adviser, was formed in 1994. Symphony is a wholly-owned subsidiary of BARRA, Inc., a leading supplier of analytical financial soft-ware. Symphony's principals are Jeffrey Skelton, Praveen Gottipalli, Michael Henman and Neil Rudolph. Messrs. Skelton, Henman and Rudolph joined Symphony in 1994 from Wells Fargo Nikko Investment Advisors where they were Managing Directors. Mr. Gottipalli joined Symphony in 1994 from BARRA, Inc.

Symphony, subject to the supervision and approval of BSFM, provides investment advisory assistance and the day-to-day management of the Portfolio's invest-ments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement with BSFM, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law.

BSFM PAYS SYMPHONY A SUB-ADVISORY FEE AT AN ANNUAL RATE EQUAL TO .45 OF 1% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS WHICH WILL BE ADJUSTED MONTHLY DE-PENDING ON THE EXTENT TO WHICH THE INVESTMENT PERFORMANCE OF PORTFOLIO SHARES EXCEEDED OR WAS EXCEEDED BY THE PERCENTAGE CHANGE IN THE INVESTMENT RECORD OF THE S&P 500 INDEX.

Under the Sub-Investment Advisory Agreement, BSFM has agreed to pay Symphony a monthly fee at the annual rate of .45 of 1% of the Portfolio's average daily net assets (the "Symphony Basic Fee") which will be adjusted by a Monthly Per-formance Adjustment calculated as described above. The Monthly Performance Ad-justment applicable to Symphony may increase or decrease the total advisory fee payable to Symphony (the "Total Sub-Advisory Fee") by up to .25% per year of the value of the Portfolio's average daily net assets. The monthly Total Sub-Advisory fee is calculated in the same manner as the Total Advisory Fee.

The full range of Total Sub-Advisory Fees on an annualized basis is as fol-lows:

-------------------------------------------------------------------------------
PERCENTAGE POINT DIFFERENCE
BETWEEN DESIGNATED CLASS'
PERFORMANCE (NET OF
EXPENSES INCLUDING ADVISORY FEES)                     PERFORMANCE
AND PERCENTAGE CHANGE IN THE                          ADJUSTMENT
S&P 500 INDEX                           BASIC FEE (%) RATE (%)    TOTAL FEE (%)
-------------------------------------------------------------------------------
+3.00 percentage points or more........     .45%          .25%        .70%
+2.75 percentage points or more but
less than +3.00 percentage points......     .45%          .20%        .65%
+2.50 percentage points or more but
less than +2.75 percentage points......     .45%          .15%        .60%
+2.25 percentage points or more but
less than +2.50 percentage points......     .45%          .10%        .55%
+2.00 percentage points or more but
less than +2.25 percentage points......     .45%          .05%        .50%
Less than +2.00 percentage points but
more than -2.00 percentage points......     .45%            0%        .45%
-2.00 percentage points or less but
more than -2.25 percentage points......     .45%         -.05%        .40%
-2.25 percentage points or less but
more than -2.50 percentage points......     .45%         -.10%        .35%
-2.50 percentage points or less but
more than -2.75 percentage points......     .45%         -.15%        .30%
-2.75 percentage points or less but
more than -3.00 percentage points......     .45%         -.20%        .25%
-3.00 percentage points or less........     .45%         -.25%        .20%

If for the 12-month period ended February 22, 1997, the Total Sub-Advisory Fee exceeds .45%, without giving effect to any fee waivers by BSFM, then thereaf-ter BSFM has agreed to pay Symphony a Basic Fee equal to .50 of 1% on an annualized basis.

The Fund's primary investment officer is Praveen Gottipalli. Since May 1994, he has been Symphony's Director of Investments. For more than five years prior thereto, he was Director of the Active Strategies Group of BARRA, Inc.

DISTRIBUTOR

Bear Stearns, located at 245 Park Avenue, New York, New York 10167, serves as the Portfolio's principal underwriter and distributor of the Portfolio's shares pursuant to an agreement which is renewable annually.

CUSTODIAN AND TRANSFER AGENT

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Portfolio.

EXPENSES

All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by BSFM. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of board members who are not officers, direc-tors, employees or holders of 5% or more of the outstanding voting securities of BSFM, Symphony or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund ac-counting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of inde-pendent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the portfolios on the basis determined by the Board, including, but not limited to, proportion-ately in relation to the net assets of each portfolio.

BSFM has undertaken until such time as it gives investors at least 60 days' notice to the contrary that, if in any fiscal year, certain expenses, includ-ing the investment advisory fee, exceed 1.15% of Class Y's average daily net assets for the fiscal year, BSFM may waive a portion of its investment advi-sory fee or bear other expenses to the extent of the excess expense.

                               How to Buy Shares

GENERAL

The minimum initial investment is $2.5 million. Subsequent investments may be made in any amount. Share certificates are issued only upon written request. The Fund reserves the right to re-ject any purchase order. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time. Investments by employees of Bear Stearns and its affiliates are not subject to the minimum investment requirement. In addition, accounts under the discretionary management of Bear Stearns and its affiliates or Symphony and its affiliates are not subject to the minimum investment requirement.

Purchases of the Portfolio's shares may be made through a brokerage account maintained with Bear Stearns or through certain investment dealers who are members of the National Association of Securities Dealers, Inc. who have sales agreements with Bear Stearns (an "Authorized Dealer"). Purchases of the Port-folio's shares also may be made directly through the Transfer Agent. Investors must specify that Class Y is being purchased.

Purchases are effected at Class Y's net asset value next determined after a purchase order is received by Bear Stearns, an Authorized Dealer or the Trans-fer Agent (the "trade date"). Payment for Portfolio shares generally is due to Bear Stearns or the Authorized Dealer on the third business day (the "settle-ment date") after the trade date. Investors who make payment before the set-tlement date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for payment until the settlement date. If a temporary investment is not designated, Bear Stearns or the Authorized Dealer will benefit from the temporary use of the funds if payment is made be-fore the settlement date.

PURCHASES CAN BE MADE THROUGH BEAR STEARNS ACCOUNT EXECUTIVES, AUTHORIZED DEALERS OR THE TRANSFER AGENT.

Purchases through Bear Stearns account executives or Authorized Dealers may be made by check (except that a check drawn on a foreign bank will not be accept-ed), Federal Reserve draft or by wiring Federal Funds with funds held in bro-kerage accounts at Bear Stearns or the Authorized Dealer. Checks or Federal Reserve drafts should be made payable as follows: (i) to Bear Stearns or an investor's Authorized Dealer or (ii) to "The Bear Stearns Funds--The Insiders Select Portfolio--Class Y" if purchased directly from the Portfolio, and should be directed to the Transfer Agent: PFPC Inc., Attention: The Bear Stearns Funds--The Insiders Select Portfolio--Class Y, P.O. Box 8960, Wilming-ton, Delaware 19899-8960. Payment by check or Federal Reserve draft must be received within three business days of receipt of the purchase order by Bear Stearns or an Authorized Dealer. Orders placed directly with the Transfer Agent must be accompanied by payment. Bear Stearns (or an investor's Autho-rized Dealer) is responsible for forwarding payment promptly to the Fund. The Fund will charge $7.50 for each wire redemption. The payment proceeds of a re-demption of shares recently purchased by check may be delayed as described un-der "How to Redeem Shares."

Investors who are not Bear Stearns clients may purchase Portfolio shares through the Transfer Agent. To make an initial investment in the Portfolio, an investor must establish an account with the Portfolio by furnishing necessary information to the Fund. An account with the Portfolio may be established by completing and signing the Account Information Form indicating which Class of shares is being purchased, a copy of which is attached to this Prospectus, and mailing it, together with a check to cover the purchase, to PFPC Inc., Atten-tion: The Bear Stearns Funds--The Insiders Select Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

Subsequent purchases of shares may be made by checks made payable to the Fund and directed to the address set forth in the preceding paragraph. The Portfo-lio account number should appear on the check.

Purchase orders received by Bear Stearns, an Authorized Dealer or the Transfer Agent before the close of regular trading on the New York Stock Exchange (cur-rently 4:00 p.m., New York time) on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that date. Purchase orders received after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next deter-mined.

NET ASSET VALUE IS COMPUTED DAILY AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE.

Shares of the Portfolio are sold on a continuous basis. Net asset value per share is determined as of the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. The net asset value per share of Class Y of the Portfolio is computed by di-viding the value of the Portfolio's net assets represented by Class Y (i.e., the value of its assets less liabilities) by the total number of shares of Class Y outstanding. The Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures estab-lished by, the Fund's Board of Trustees. For further information regarding the methods employed in valuing the Portfolio's investments, see "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information.

Federal regulations require that investors provide a certified Taxpayer Iden-tification Number (a "TIN") upon opening or reopening an account. See "Divi-dends, Distributions and Taxes." Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Reve-nue Service (the "IRS").

                             Shareholder Services

EXCHANGE PRIVILEGE

THE EXCHANGE PRIVILEGE PERMITS EASY PURCHASES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.

The Exchange Privilege enables an investor to purchase, in exchange for Class Y shares of the Portfolio, Class Y shares of the Fund's other portfolios or shares of certain other funds sponsored or advised by Bear Stearns, including the Emerging Markets Debt Portfolio of Bear Stearns Investment Trust, and the Money Market Portfolio of The RBB Fund, Inc., to the extent such shares are offered for sale in the investor's state of residence. These funds have dif-ferent investment objectives which may be of interest to investors. To use this Privilege, investors should consult their account executive at Bear Stearns, their account executive at an Authorized Dealer or the Transfer Agent to determine if it is available and whether any conditions are imposed on its use.

To use this Privilege, exchange instructions must be given to the Transfer Agent in writing or by telephone. A shareholder wishing to make an exchange may do so by sending a written request to the Transfer Agent at the address given above in "How to Buy Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the account application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to ex-change shares of the Portfolio by phone because share certificates must accom-pany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may contact the Transfer Agent by telephone at 1-800-447-1139 (in Delaware call collect 302-791-1031) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and share-holders may have to submit exchange requests to the Transfer Agent in writing.

If the exchanging shareholder does not currently own Class Y shares of the portfolio or fund whose shares are being acquired, a new account will be es-tablished with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as described below. The ex-change privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to the affected portfolio or fund share-holders. The Fund, BSFM and Bear Stearns will not be liable for any loss, lia-bility, cost or expense for acting upon telephone instructions that are rea-sonably believed to be genuine. In attempting to confirm that telephone in-structions are genuine, the Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is regis-tered, the account number, recent transactions in the account, and the account holder's Social Security number, address and/or bank).

Before any exchange, the investor must obtain and should review a copy of the current prospectus of the portfolio or fund into which the exchange is being made. Prospectuses may be obtained free of charge from Bear Stearns, any Au-thorized Dealer or the Transfer Agent. When establishing a new account by ex-change, the Class Y shares being exchanged must have a value of at least the minimum initial investment required for the portfolio or fund into which the exchange is being made; if making an exchange to an existing account, the dol-lar value must equal or exceed the applicable minimum for subsequent invest-ments. If any amount remains in the investment portfolio from which the ex-change is being made, such amount must not be below the minimum account value required by the portfolio or fund.

Class Y Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a $5.00 fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to re-ject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

The exchange of Class Y shares of one portfolio or fund for Class Y shares of another is treated for Federal income tax purposes as a sale of the Class Y shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

REDIRECTED DISTRIBUTION OPTION

THE REDIRECTED DISTRIBUTION OPTION PERMITS INVESTMENT OF INVESTORS' DIVIDENDS AND DISTRIBUTIONS IN SHARES OF OTHER FUNDS IN THE BEAR STEARNS FAMILY.

The Redirected Distribution Option enables a shareholder to invest automati-cally dividends and/or capital gain distributions, if any, paid by the Portfo-lio in Class Y shares of another portfolio of the Fund or a fund advised or sponsored by Bear Stearns of which the shareholder is an investor, or the Money Market Portfolio of The RBB Fund, Inc. Shares of the other portfolio or fund will be purchased at the then-current net asset value.

This privilege is available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply. The Fund may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.

                             HOW TO REDEEM SHARES

GENERAL

THE REDEMPTION PRICE WILL BE BASED ON THE NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A REDEMPTION REQUEST.


Investors may request redemption of Portfolio shares at any time. Redemption requests may be made as described below. When a request is received in proper form, the Portfolio will redeem the shares at the next determined net asset value. If the investor holds Portfolio shares of more than one Class, any re-quest for redemption must specify the Class of shares being redeemed. If the investor fails to specify the Class of shares to be redeemed or if the in-vestor owns fewer shares of the Class than specified to be redeemed, the re-demption request may be delayed until the Transfer Agent receives further in-structions from the investor, the investor's Bear Stearns account executive or the investor's Authorized Dealer. The Fund imposes no charges when shares are redeemed directly through Bear Stearns.

The Portfolio ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if an investor has purchased Portfolio shares by check and subsequently submits a redemption request by mail, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. The Fund will reject requests to redeem shares by tel-ephone or wire for a period of 15 days after receipt by the Transfer Agent of the purchase check against which such redemption is requested. This procedure does not apply to shares purchased by wire payment.

The Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is $750 or less, for reasons other than market conditions, and remains so during the no-tice period.

PROCEDURES

SHAREHOLDERS MAY REDEEM SHARES IN SEVERAL WAYS.


REDEMPTION THROUGH BEAR STEARNS OR AUTHORIZED DEALERS

Clients with a brokerage account may submit redemption requests to their ac-count executives or Authorized Dealers in person or by telephone, mail or wire. As the Fund's agent, Bear Stearns or Authorized Dealers may honor a re-demption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next computed after receipt of the request by Bear Stearns or the Authorized Dealer. Under normal circumstances, within three days, redemption proceeds will be paid by check or credited to the sharehold-er's brokerage account at the election of the shareholder. Bear Stearns ac-count executives or Authorized Dealers are responsible for promptly forwarding redemption requests to the Transfer Agent.

If an investor authorizes telephone redemption, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a representative of Bear Stearns or the Authorized Dealer and reasonably be-lieved by the Transfer Agent to be genuine. The Fund will re-quire the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone in-structions reasonably believed to be genuine.

REDEMPTION THROUGH THE TRANSFER AGENT

Shareholders who are not clients with a brokerage account who wish to redeem shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Mail re-demption requests should be sent to the Transfer Agent at: PFPC Inc., Atten-tion: The Bear Stearns Funds--The Insiders Select Portfolio--Class Y, P.O. Box 8960, Wilmington, Delaware 19899-8960.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

A shareholder may have redemption proceeds of $500 or more wired to the share-holder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $7.50 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the shareholder's Bear Stearns account executive, to any Autho-rized Dealer, or to the Transfer Agent if the shares are not held in a broker-age account.

Written redemption instructions, indicating the Portfolio from which shares are to be redeemed, and duly endorsed stock certificates, if previously is-sued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. All signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guaran-tees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from par-ticipants in the New York Stock Exchange Medallion Signature Program, the Stock Exchanges Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signa-ture. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Signature-guarantees may not be provided by notaries pub-lic. Redemption requests by corporate and fiduciary shareholders must be ac-companied by appropriate documentation establishing the authority of the per-son seeking to act on behalf of the account. Investors may obtain from the Fund or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Portfolio's proce-dures. Any questions with respect to signature-guarantees should be directed to the Transfer Agent by calling 1-800-447-1139 (in Delaware call collect 302-791-1031).

During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting Bear Stearns or Authorized Dealers by telephone to request a redemption of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the redemption request being proc-essed at a later time than it would have been if telephone redemption had been used. During the delay, the Portfolio's net asset value may fluctuate.

                      Dividends, Distributions and Taxes

DIVIDENDS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL PORTFOLIO SHARES AT NET ASSET VALUE, UNLESS PAYMENT IN CASH IS REQUESTED OR DIVIDENDS ARE REDIRECTED INTO ANOTHER FUND PURSUANT TO THE REDIRECTED DISTRIBUTION OPTION.

The Portfolio ordinarily pays dividends from its net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provi-sions of the 1940 Act. The Portfolio will not make distributions from net re-alized securities gains unless capital loss carryovers, if any, have been uti-lized or have expired. Dividends are automatically reinvested in additional Class Y shares of the Portfolio at net asset value, unless payment in cash is requested or dividends are redirected into another fund pursuant to the Redi-rected Distribution Option. All expenses are accrued daily and deducted before declaration of dividends to investors.

Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains re-alized from the sale or disposition of certain market discount bonds, paid by the Portfolio will be taxable to U.S. share-holders as ordinary income, whether received in cash or reinvested in addi-tional shares of the Portfolio or redirected into another portfolio or fund. Distributions from net realized long-term securities gains of the Portfolio will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Port-folio shares and whether such distributions are received in cash or reinvested in, or redirected into other, shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

Dividends, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other dispo-sition of market discount bonds, paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor as well as the proceeds of any re-demptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresi-dent withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

Notice as to the tax status of investors' dividends and distributions will be mailed to them annually. Investors also will receive periodic summaries of their accounts which will include information as to dividends and distribu-tions from securities gains, if any, paid during the year.

Federal regulations generally require the Fund to withhold ("backup withhold-ing") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

THE PORTFOLIO IS NOT EXPECTED TO HAVE ANY FEDERAL TAX LIABILITY; ALTHOUGH IN-VESTORS SHOULD EXPECT TO BE SUBJECT TO FEDERAL, STATE OR LOCAL TAXES IN RE-SPECT OF THEIR INVESTMENT IN PORTFOLIO SHARES.

It is expected that the Portfolio will qualify as a "regulated investment com-pany" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accor-dance with applicable provisions of the Code. In addition, the Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.

                            Performance Information

THE PORTFOLIO MAY ADVERTISE ITS PERFORMANCE IN A NUMBER OF WAYS.

For purposes of advertising, performance for Class Y may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the measuring period were reinvested in Class Y shares.

Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Portfolio was purchased with an ini-tial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of divi-dends and distributions during the period. The return is expressed as a per-centage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertise-ments of the Portfolio's performance will include the Portfolio's average an-nual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Portfolio has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Portfolio's actual total return for the ap-plicable period.

Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percent-age rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the begin-ning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance infor-mation, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

Comparative performance information may be used from time to time in advertis-ing or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, Wilshire 4500 Stock Index, Russell Small Cap Index, the Dow Jones Industrial Average and other industry publications.

                              General Information

The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994. The Fund commenced op-erations on or about April 3, 1995 in connection with the offer of shares of certain of its other portfolios. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The Port-folio's shares are classified into three Classes--Class A, Class C and Class
Y. Each share has one vote and shareholders will vote in the aggregate and not by Class, except as otherwise required by law.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agree-ment, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incur-ring financial loss on account of a shareholder liability is limited to cir-cumstances in which the Portfolio itself would be unable to meet its obliga-tions, a possibility which management believes is remote. Upon payment of any liability incurred by the Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Fund's Trustees intend to conduct the operations of the Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio. As discussed under "Management of the Fund" in the Portfolio's Statement of Additional Information, the Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain cir-cumstances may have the right to call a meeting of shareholders for the pur-pose of voting to remove Trustees.

To date, the Fund's Board has authorized the creation of five portfolios of shares. All consideration received by the Fund for shares of one of the port-folios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submit-ted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

The Transfer Agent maintains a record of share ownership and will send confir-mations and statements of account.

Shareholder inquiries may be made by writing to the Fund at PFPC Inc., Atten-tion: The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, by calling 1-800-447-1139 (in Delaware call collect 302-791-1031)
or by calling Bear Stearns at 1-800-766-4111.

                                   Appendix

INVESTMENT TECHNIQUES

In connection with its investment objective and policies, the Portfolio may employ, among others, the following investment techniques which may involve certain risks. Options transactions involve "derivative securities."

OPTIONS TRANSACTIONS

THE PORTFOLIO MAY ENGAGE IN OPTIONS TRANSACTIONS.

The Portfolio is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of spe-cific securities (or groups or "baskets" of specific securities) in which the Portfolio may invest. The Portfolio may write and sell covered call option contracts on securities owned by the Portfolio not exceeding 20% of the value of its net assets at the time such option contracts are written. The Portfolio also may purchase call options to enter into closing purchase transactions. The Portfolio also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obli-gates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by the Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying security or securities. A put option sold by the Portfolio is covered when, among other things, cash or liq-uid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

The Portfolio may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks in-cluded in the index. Because the value of an index option depends upon move-ments in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

Successful use by the Portfolio of options will be subject to Symphony's abil-ity to predict correctly movements in the direction of individual stocks or the stock market generally, foreign currencies or interest rates. To the ex-tent Symphony's predictions are incorrect, the Portfolio may incur losses which could adversely affect the value of a shareholder's investment.

LENDING PORTFOLIO SECURITIES

THE PORTFOLIO MAY EARN ADDITIONAL INCOME BY LENDING ITS PORTFOLIO SECURITIES.

From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government securi-ties or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned se-curities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

BORROWING MONEY

THE PORTFOLIO MAY BORROW MONEY.

As a fundamental policy, the Portfolio is permitted to borrow to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's total assets. However, the Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Portfo-lio's total assets, the Portfolio will not make any additional investments.

CERTAIN PORTFOLIO SECURITIES

CONVERTIBLE SECURITIES

THE PORTFOLIO MAY INVEST IN CONVERTIBLE SECURITIES.

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-in-come and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to de-cline as interest rates increase and, conversely, tends to increase as inter-est rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to vari-ations in the general market for equity securities. A unique feature of con-vertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the un-derlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflec-tion of the value of the underlying common stock. While no securities invest-ments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that pro-vide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may de-fault on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible secu-rity, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to bene-fit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as cor-porate debt obligations, enjoy seniority in right of payment to all equity se-curities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible secu-rities typically have lower ratings than similar non-convertible securities.

MONEY MARKET INSTRUMENTS

THE PORTFOLIO MAY INVEST IN A VARIETY OF MONEY MARKET INSTRUMENTS.

The Portfolio may invest, in the circumstances described under "Description of the Fund--Management Policies," in the following types of money market instru-ments, each of which at the time of purchase must have or be deemed to have under rules of the Securities and Exchange Commission remaining maturities of 13 months or less.

U.S. GOVERNMENT SECURITIES
The Portfolio may purchase securities issued or guaranteed by the U.S. Govern-ment or its agencies or instrumentalities, which include U.S. Treasury securi-ties that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guar-anteed by U.S. Government agencies and instrumentalities, for example, Govern-ment National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Asso-ciation, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-spon-sored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

BANK OBLIGATIONS
The Portfolio may invest in bank obligations, including certificates of depos-it, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidi-aries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt ob-ligations of U.S. domestic issuers. Such risks include possible future politi-cal and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restric-tions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign depos-its.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations bearing fixed, floating or variable interest rates.

REPURCHASE AGREEMENTS
Repurchase agreements involve the acquisition by the Portfolio of an under-lying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Portfo-lio in connection with the sale of the securities if the seller does not re-purchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securi-ties, realization on the securities by the Portfolio may be delayed or limit-ed.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS
Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Portfo-lio will consist only of direct obligations which, at the time of their pur-chase, are (a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch In-vestors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obliga-tions which may be purchased by the Portfolio. The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordi-narily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

WARRANTS

THE PORTFOLIO MAY INVEST UP TO 5% OF ITS NET ASSETS IN WARRANTS.

The Portfolio may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in such amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corpora-tion's capital stock at a set price for a specified period of time.

INVESTMENT COMPANY SECURITIES

THE PORTFOLIO MAY INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The Portfolio may invest in securities issued by other investment companies. Under the 1940 Act, the Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to any one investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

ILLIQUID SECURITIES

THE PORTFOLIO MAY PURCHASE ILLIQUID SECURITIES.

The Portfolio may invest up to 15% of the value of its net assets in securi-ties as to which a liquid trading market does not exist, provided such invest-ments are consistent with the Portfolio's investment objective. Such securi-ties may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and options traded in the over-the-counter market and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

--------------------------------------------------------------------------------
                             THE BEAR STEARNS FUNDS
                         THE INSIDERS SELECT PORTFOLIO
                          CLASS A, CLASS C AND CLASS Y
                                     PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)

                               NOVEMBER 10, 1995
--------------------------------------------------------------------------------

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant Prospectus dated November 10, 1995 of The Insiders Select Portfolio (the "Portfolio") of The Bear Stearns Funds (the "Fund"), as each may be revised from time to time. To obtain a free copy of such Prospectus, please write to the Fund at PFPC Inc., Attention: The Insiders Select Portfolio, P.O. Box 8960, Wilmington, Delaware 19899-8960, call 1-800-447-1139 (in Delaware call collect 302-791-1031) or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

     Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., serves as the Portfolio's investment adviser. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc., as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers."

     Bear Stearns, an affiliate of BSFM, serves as distributor of the Portfolio's shares.


                               TABLE OF CONTENTS

                                                      Page
                                                      ----

Investment Objective and Management Policies........  B-2
Management of the Fund..............................  B-12
Management Arrangements.............................  B-16
Purchase and Redemption of Shares...................  B-18
Determination of Net Asset Value....................  B-19
Dividends, Distributions and Taxes..................  B-20
Portfolio Transactions..............................  B-22
Performance Information.............................  B-24
Information About the Fund..........................  B-25
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors..................  B-25
Financial Statements................................  B-26
 Report of Independent Auditors                       B-28

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Description of the
---------------------------------------------------------------------------
Fund."
----

Portfolio Securities
--------------------

           Bank Obligations.  Domestic commercial banks organized under Federal
           ----------------
law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending on the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

         Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSFM carefully evaluates such investments on a case-by-case basis.

         Repurchase Agreements.  The Portfolio's custodian or sub-custodian will
         ---------------------
have custody of, and will hold in a segregated account, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Advisers will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the credit worthiness of the institutions with which it enters into repurchase agreements.

         Commercial Paper and Other Short-Term Corporate Obligations.  Variable
         -----------------------------------------------------------
rate demand notes include variable amount master demand notes, which are obligations that permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, the Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, the Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Portfolio's Prospectus for other commercial paper issuers.

         Illiquid Securities.  When purchasing securities that have not been
         -------------------
registered under the Securities Act of 1933, as amended, and are not readily marketable, the Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain unregistered securities held by the Portfolio, the Portfolio intends to treat them as liquid securities in accordance with procedures approved by the Fund's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board of Trustees has directed the Advisers to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in the Portfolio during such period.

Management Policies
-------------------

         The Portfolio engages in the following practices in furtherance of its objective.

         Options Transactions.  The Portfolio may engage in options
         --------------------
transactions, such as purchasing or writing covered call or put options. The principal reason for writing covered call options, which are call options with respect to which the Portfolio owns the underlying security or securities, is to realize, through the receipt of premiums, a greater return than would be realized on the Portfolio's securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolio may write (a) in-the-money call options when Symphony expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when Symphony expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when Symphony expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

         So long as the Portfolio's obligation as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

         While it may choose to do otherwise, the Portfolio generally will purchase or write only those options for which Symphony believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Stock Index Options.  The Portfolio may purchase and write put and call
         -------------------
options on stock indexes listed on U.S. or foreign securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index.

         Options on stock indexes are similar to options on stock except that
(a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         Futures Contracts and Options on Futures Contracts.  The Portfolio may
         --------------------------------------------------
trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

         Initially, when purchasing or selling futures contracts the Portfolio will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate the Portfolio's existing position in the contract.

         Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses. If it is not possible, or the Portfolio determines not, to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         In addition, to the extent the Portfolio is engaging in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities owned by the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indexes, the risk of imperfect correlation increases as the composition of the Portfolio's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Portfolio may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         Upon exercise of an option, the writer of the option will deliver to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of each Portfolio.

         Lending Portfolio Securities.  To a limited extent, the Portfolio may
         ----------------------------
lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, the Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. From time to time, the Portfolio may return to the borrower or a third party which is unaffiliated with the Portfolio, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

         The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

         Investment Restrictions.  The Portfolio has adopted investment
         -----------------------
restrictions numbered 1 through 8 as fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Trustees at any time. The Portfolio may not:

         1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         2. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

         4. Borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

         5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Trustees.

         6. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

         7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

         8. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

         10. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

         12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and Statement of Additional Information.

         13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

         14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Portfolio's shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND
                             ----------------------

         Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
----------------------------------  ------------  -------------------------------

Peter M. Bren (61)                  Trustee       President of The Bren Co.;
2 East 70th Street                                President of Cole, Bren
New York, NY  10021                               Realty Advisors and Senior
                                                  Partner for Lincoln Properties
                                                  prior thereto.

Alan J. Dixon* (68)                 Trustee       Partner of Bryan Cave, a law
7535 Claymont Court                               firm in St. Louis since
Apt. #2                                           January 1993; United
Belleville, IL  62223                             States Senator of Illinois from
                                                  1981 to 1993.

John R. McKernan, Jr. (47)          Trustee       Chairman and Chief Executive
114 Nottingham Road                               Officer of McKernan
Auburn, ME  04210                                 Enterprises since January 1995;
                                                  Governor of Maine prior
                                                  thereto.

M.B. Oglesby, Jr. (53)              Trustee       Senior Vice President of RJR
5300 Albemarle Street                             Nabisco, Inc. since April
Bethesda, MD  20816                               1989; Former Deputy Chief of
                                                  Staff-White House from 1988 to
                                                  January 1989.

Robert S. Reitzes* (50)             Chairman      Director of Mutual Funds-
245 Park Avenue                     of the Board  Bear Stearns Asset
New York, NY  10167                               Management and Senior Managing
                                                  Director of Bear Stearns since
                                                  March 1994; Co-Director of
                                                  Research and Senior Chemical
                                                  Analyst of C.J.
                                                  Lawrence/Deutsche Bank
                                                  Securities Corp. from January
                                                  1991 to March 1994; Chief
                                                  Investment Officer and Chemical
                                                  Analyst of Mabon, Nugent & Co.
                                                  prior thereto.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
---------------------------------- ------------   -------------------------------

Peter B. Fox (43)                  Executive      Senior Managing Director,
Three First National               Vice President Bear Stearns, Public
 Plaza                                            Finance.
Chicago, IL  60602

William J. Montgoris (48)          Executive      Chief Financial Officer and
245 Park Avenue                    Vice President Chief Operating Officer,
New York, NY  10167                               Bear Stearns.

Stephen A. Bornstein (52)          Vice President Managing Director, Legal
245 Park Avenue                    and Secretary  Department, Bear Stearns.
New York, NY  10167

Frank J. Maresca (37)              Vice President Managing Director of Bear
245 Park Avenue                    and Treasurer  Stearns since September
New York, NY  10167                               1994; Associate Director of
                                                  Bear Stearns from September
                                                  1993 to September 1994;
                                                  Executive Vice President of
                                                  BSFM since March 1992; Vice
                                                  President of Bear Stearns from
                                                  March 1992 to September 1993;
                                                  First Vice President of
                                                  Mitchell Hutchins Asset
                                                  Management Inc. ("Mitchell
                                                  Hutchins") from June 1988 to
                                                  March 1992; Director of Funds
                                                  Administration Division of
                                                  Mitchell Hutchins from November
                                                  1991 to March 1992; and Chief
                                                  Financial Officer of the
                                                  Mitchell Hutchins Fund Group
                                                  (holding the position of Vice
                                                  President and Treasurer of
                                                  PaineWebber Mutual Funds) from
                                                  June 1988 to November 1990.

NAME AND ADDRESS                     POSITION         PRINCIPAL OCCUPATION
(AND AGE)                            WITH FUND        DURING PAST FIVE YEARS
---------------------------------- -------------- -------------------------------
Raymond D. DeAngelo (34)           Vice President Associate Director of Bear
245 Park Avenue                                   Stearns since October 1994;
New York, NY  10167                               Vice President and Manager--
                                                  Mutual Fund Sales Support Group
                                                  of Kidder, Peabody & Co.
                                                  Incorporated ("Kidder Peabody")
                                                  from August 1994 to October
                                                  1994; Vice President and
                                                  Manager--Unit Investment Trust
                                                  Department of Kidder Peabody
                                                  from August 1992 to August
                                                  1994; Vice President and
                                                  Wholesaler of Nike Securities,
                                                  L.P. (formerly Clayton Brown &
                                                  Associates) from September 1991
                                                  to August 1992; Assistant Vice
                                                  President and Wholesaler of
                                                  Clayton Brown & Associates
                                                  prior thereto.

Vincent L. Pereira (30)             Assistant     Vice President of Bear
245 Park Avenue                     Treasurer     Stearns and Vice President
New York, NY  10167                               of BSFM since May 1993;
                                                  Assistant Vice President of
                                                  Mitchell Hutchins from October
                                                  1992 to May 1993; Senior
                                                  Relationship Manager of
                                                  Mitchell Hutchins from June
                                                  1988 to October 1992.

Eileen M. Coyle (29)                Assistant     Senior Fund Administrator
245 Park Avenue                     Secretary     for BSFM since January
New York, NY  10167                               1994; Accounting Supervisor and Senior
                                                  Accountant for Bear Stearns since 1990;
                                                  Senior Accountant for Deloitte & Touche
                                                  from 1988 to 1990.

         The Fund intends to pay its non-interested Board members an annual retainer of $5,000 and a per meeting fee of $500 and to reimburse them for their expenses. The Fund does not compensate its officers. For its first fiscal year following commencement of operations (the period ending March 31, 1996), the aggregate compensation expected to be paid to each Board member by the Fund and all other funds in the Bear Stearns Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) is expected to be:

                                                                                        (5)
                                               (3)                                     Total
                             (2)            Pension or              (4)          Compensation from
     (1)                  Aggregate     Retirement Benefits   Estimated Annual     Fund and Fund
Name of Board            Compensation   Accrued as Part of     Benefits Upon      Complex Paid to
   Member                from Fund/*/     Fund's Expenses        Retirement        Board Members
-----------------------  ------------   -------------------   ----------------   -----------------
Peter M. Bren                  $7,000          None                 None            $12,000(2)
Alan J. Dixon                  $7,000          None                 None            $ 7,000(1)
John R. McKernan, Jr.          $7,000          None                 None            $12,000(2)
M.B. Oglesby, Jr.              $7,000          None                 None            $12,000(2)
Robert S. Reitzes                None          None                 None               None(2)

_____________________
 /*/ Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be $8,000 for Board members of the Fund, as a group.

         Board members and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares outstanding on October 15, 1995.

         For so long as the Plan described in the section captioned "Management Arrangements--Distribution and Shareholder Servicing Plan" remains in effect, the Fund's Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.

         No meetings of shareholders of the Fund will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Fund's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


                            MANAGEMENT ARRANGEMENTS

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Management of the
--------------------------------------------------------------------------
Fund."
------
         Investment Advisory Agreement.  BSFM provides investment advisory
         -----------------------------
services to the Portfolio pursuant to the Investment Advisory Agreement (the "Agreement") dated February 22, 1995, with the Fund. The Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting as to the Portfolio, held on February 22, 1995. The Agreement is terminable, as to the Portfolio, without penalty, on 60 days' notice, by the Fund's Board of Trustees or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSFM. As to the Portfolio, the Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         BSFM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSFM: Mark A. Kurland, Chief Executive Officer, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Milton B. Rubin, Vice Chairman of the Board and Director; Frank J. Maresca, Executive Vice President; Neil T. Eigen, Executive Vice President, Vincent L. Pereira, Treasurer and Secretary; Michael Minikes, Warren J. Spector and Robert M. Steinberg, Directors.

         Sub-Investment Advisory Agreement.  Symphony provides investment
         ---------------------------------
advisory assistance and day-to-day management of the Fund's portfolio pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 22, 1995 between Symphony and BSFM. The Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Board of

Trustees who are not "interested persons" (as defined in the Act) of the Fund or Symphony, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Sub-Advisory Agreement, last approved the Sub-Advisory Agreement at a meeting held on February 22, 1995. The Sub-Advisory Agreement is terminable without penalty (i) by BSFM on 60 days' notice, (ii) by the Fund's Board of Trustees, on 60 days' notice, or by vote of the holders of a majority of the Fund's shares or (iii) on not less than 90 days' notice, by Symphony. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act) or upon termination of the Agreement for any reason.

         Symphony provides day-to-day management of the Portfolio's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of BSFM and the approval of the Fund's Board of Trustees. BSFM and Symphony provide the Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

         Distribution and Shareholder Servicing Plan.  Rule 12b-1 (the "Rule")
         -------------------------------------------
adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Trustees have adopted such a plan with respect to Class A and Class C shares (the "Plan"). The Fund's Trustees believe that there is a reasonable likelihood that the Plan will benefit the Portfolio and the holders of its Class A and Class C shares. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

         A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that it may not be amended to increase materially the costs which holders of a Class of shares may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved on February 22, 1995. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the Portfolio's relevant Class of shares. A Plan agreement is terminable, as to the Portfolio, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Portfolio's Class A and Class C shares. A Plan agreement will terminate automatically, as to the Portfolio, in the event of its assignment (as defined in the 1940 Act).

         Expense Limitation.  BSFM agreed that if, in any fiscal year, the
         ------------------
aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BSFM, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


                       PURCHASE AND REDEMPTION OF SHARES

           The following information supplements and should be read in
           -----------------------------------------------------------
conjunction with the sections in the Portfolio's Prospectus entitled "How to Buy
--------------------------------------------------------------------------------
Shares" and "How to Redeem Shares."
---------------------------------

           Sales Loads--Class A.  Set forth below is an example of the method of
           --------------------
computing the offering price of the Class A shares of the Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

         Net Asset Value per Share         $12.00

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)     $ 0.60

         Per Share Offering Price to
            the Public                     $12.60


           Redemption Commitment.  The Portfolio has committed itself to pay in
           ---------------------
cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred. Were the Portfolio to redeem securities in kind, it first would seek to distribute readily marketable securities.

         Suspension of Redemptions.  The right of redemption may be suspended or
         -------------------------
the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect Portfolio shareholders.

                                DETERMINATION OF NET ASSET VALUE

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "How to Buy Shares."
--------------------------------------------------------------------------

          Valuation of Portfolio Securities.  Portfolio securities, including
          ---------------------------------
covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

          New York Stock Exchange Closings.  The holidays (as observed) on which
          --------------------------------
the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                                DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Dividends,
-------------------------------------------------------------------
Distributions and Taxes."
-----------------------

          It is expected that the Portfolio will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the regulated investment company for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

         Depending on the composition of a regulated investment company's income, dividends paid by the regulated investment company from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the regulated investment company distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the regulated investment company's income consists of dividends paid by U.S. corporations and (ii) the regulated investment company would have been entitled to the dividends received deduction with respect to such dividend income if the regulated investment company were not a regulated investment company under the Code. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the regulated investment company held by such shareholders with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding shares of a regulated investment company.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

         Under Section 1256 of the Code, any gain or loss realized by a regulated investment company from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a regulated investment company's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such regulated investment company characterized in the manner described above.

         Offsetting positions held by a regulated investment company involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 and 988. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A regulated investment company may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a regulated investment company may differ. If no election is made to the extent the "straddle" and conversion transactions rules apply to positions established by a regulated investment company, losses realized by the regulated investment company will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

         Investment by a regulated investment company in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a regulated investment company to recognize income prior to the receipt of cash payments. For example, a regulated investment company could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the regulated investment company may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS

         Symphony assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in Symphony's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Symphony's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Symphony and Symphony's fees are not reduced as a consequence of the receipt of such supplemental information.

         Such information may be useful to Symphony in serving both the Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Symphony in carrying out its obligations to the Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Symphony being engaged simultaneously in the purchase or sale of the same security. Certain of Symphony's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

         Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 150% level for the Portfolio; however, in periods in which extraordinary market conditions prevail, Symphony will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Symphony based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

         To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Securities and Exchange Commission thereunder, the Board of Trustees has determined that transactions for the Portfolio may be executed through Bear Stearns if, in the judgment of BSFM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, under rules recently adopted by the Securities and Exchange Commission, Bear Stearns may directly execute such transactions for the Portfolio on the floor of any national securities exchange, provided (i) the Board of Trustees has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of Trustees of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.


                            PERFORMANCE INFORMATION

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "Performance
--------------------------------------------------------------------
Information."
-----------

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

         The total return for Class A for the period June 16, 1995 (commencement of investment operations) to September 30, 1995 was 4.68%. Based on net asset value per share, the total return for Class A was 9.92% for this period. The total return for Class C for the same period was 8.67%. Without giving effect to the applicable CDSC, the total return for Class C was 9.75% for this period. The total return for Class Y for the period June 20, 1995 (commencement of initial public offering) to September 30, 1995 was 8.91%.

         Total return is calculated by subtracting the amount of the Portfolio's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class C shares, which, if reflected would reduce the performance quoted.

                           INFORMATION ABOUT THE FUND

         The following information supplements and should be read in conjunction
         -----------------------------------------------------------------------
with the section in the Portfolio's Prospectus entitled "General Information."
----------------------------------------------------------------------------

         Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

         The Fund will send annual and semi-annual financial statements to all its shareholders.

         As of October 31, 1995, the following shareholders owned, directly or indirectly, 5% or more of the Portfolio's outstanding shares.

                                        Percent of Class Y
Name and Address                        Shares Outstanding
----------------                        ------------------

Master Works 401 (K)                            20.7%
c/o Wells Fargo Bank
420 Montgomery Street
8th Floor
San Francisco, California 94104

Bear Stearns Securities Corp.                   5.1%
FBO 048-79821-18
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                   5.3%
FBO 722-90322-19
1 Metrotech Center North
Brooklyn, NY 11201-3859

Bear Stearns Securities Corp.                   5.0%
FBO 048-33878-17
1 Metrotech Center North
Brooklyn, NY 11201-3859


         A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS

         Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the Portfolio's custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Portfolio's transfer agent, dividend disbursing agent and registrar. Neither of them has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

         Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Portfolio's Prospectus.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, have been selected as auditors of the Fund.


                                                               BSF-S-003-04

                             FINANCIAL STATEMENTS


                         The Insiders Select Portfolio
                           of The Bear Stearns Funds

                      STATEMENT OF ASSETS AND LIABILITIES

                                  MAY 5, 1995

Assets:
    Cash in Bank.....................................  $     24
    Deferred organization expenses (Note 3)..........  $193,950
                                                       --------
Total Assets.........................................  $193,974

Liabilities -- deferred organization expenses payable  $193,950
                                                       --------
Net Assets (equivalent to $12.00 per share on one
    Class A share of beneficial interest and
    one Class C share of beneficial interest (par
    value $0.001) outstanding with an indefinite
    number of authorized shares of beneficial
       interest) (Notes 1 and 2).....................  $     24
                                                       ========

Calculation of Offering Price

Class A Shares
  Net Asset Value and Redemption Price...............  $  12.00
  Maximum Sales Charge - 4.75% Offering Price........  $   0.60
                                                       --------
Offering Price to Public.............................  $  12.60
                                                       ========
Class C
  Net Asset Value and Redemption Price...............  $  12.00

--------------------------

(1) The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994. To date, The Insiders Select Portfolio (the "Portfolio") has not had any transactions other than those relating to organizational matters and the sale of one Class A share and one Class C share of beneficial interest to Bear, Stearns & Co. Inc. (the "Distributor"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) The Fund has entered into a Distribution Agreement with the Distributor on behalf of the Portfolio. Certain officers and/or Trustees of the Fund are officers and/or directors of the Distributor.

(3) Deferred organization expenses will be amortized over a period from the date the Portfolio commences operations not exceeding five years. In the event that the Portfolio's initial shareholder or any transferee of the Portfolio's initial shareholder redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the five-year period, the Fund's initial shareholder or the transferee of the Portfolio's initial shareholder shall bear the unamortized deferred organization expenses.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholder of
The Bear Stearns Funds

    We have audited the statement of assets and liabilities of The Insiders Select Portfolio of The Bear Stearns Funds as of May 5, 1995. This financial statement is the responsibility of The Bear Stearns Funds' management. Our responsibility is to express an opinion on the financial statement based on our audits.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statement of assets and liabilities presents fairly, in all material respects, the financial position of The Insiders Select Portfolio of The Bear Stearns Funds at May 5, 1995 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York

May 5, 1995

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (unaudited)

---------------------------------------------------------      ----------------------------------------------------------
                                                   MARKET
 SHARES                                             VALUE       SHARES                                            VALUE
---------------------------------------------------------      ----------------------------------------------------------
        COMMON STOCKS - 98.50%
        Aerospace & Defense - 1.69%                                    Electrical Equipment - 0.70%
  1,500 Boeing Co. ...................           $102,375        3,400 Belden, Inc. ........................      $89,250
  3,200 General Dynamics Corp. .......            175,600          600 Emerson Electric Co. ................       42,900
    600 Lockheed Martin Corp. ........             40,275                                                     -----------
                                              -----------                                                         132,150
                                                  318,250                                                     -----------
                                              -----------
                                                                       Electronics - 8.50%
        Automobiles - 0.78%                                      4,600 Applied Materials, Inc.*.............      470,350
  2,800 Consolidated Freightways, Inc.             69,300        1,700 Arrow Electronics, Inc.*.............       92,438
  1,100 Dana Corp. ...................             31,762        1,930 Harman International Industries, Inc.       94,570
    100 Goodyear Tire & Rubber Co. ...              3,938        6,600 LSI Logic Corp. .....................      381,150
    900 PACCAR  Inc. .................             42,075        3,100 National Service Industries, Inc. ...       90,675
                                              -----------        5,900 Texas Instruments Inc. ..............      471,262
                                                  147,075                                                     -----------
                                              -----------                                                       1,600,445
                                                                                                              -----------
        Building Materials - 1.15%
  5,200 Lone Star Industries, Inc. ...            124,150              Entertainment & Leisure - 2.97%
  3,300 USG Corp.*....................             92,400        5,900 Callaway Golf Co. ..................        91,450
                                              -----------        1,600 Capital Cities/ABC, Inc. ...........       188,200
                                                  216,550          200 Comcast Corp. Class A...............         4,000
                                              -----------        5,600 Mirage Resorts, Inc.*...............       184,100
                                                                 1,600 The Walt Disney Co. ................        91,800
        Chemicals & Fertilizers - 6.47%                                                                       -----------
  3,600 Cytec Industries, Inc.*.......            208,350                                                         559,550
  1,100 Dow Chemical Co. .............             81,950                                                     -----------
  1,500 DuPont (E.I.) De Nemours & Co.            103,125              Environmental Controls - 1.50%
  6,100 Eastman Chemical Co. .........            390,400        9,300 Browning-Ferris Industries Inc. ....       282,487
  3,600 Georgia Gulf Corp. ...........            124,200                                                     -----------
  1,100 Grace (W.R.) & Co. ...........             73,425
  2,800 Lubrizol Corp. ...............             91,350              Financial Services - 15.00%
  3,200 Mallinckrodt Group, Inc. .....            126,800          100 Aetna Life & Casualty Co. ..........         7,338
    400 PPG Industries Inc. ..........             18,600       10,800 AFLAC Inc. .........................       448,200
                                              -----------       12,100 Allstate Corp. .....................       428,037
                                                1,218,200          900 American General Corp. .............        33,638
                                              -----------        4,000 American International Group,              340,000
                                                                 1,800 BankAmerica Corp. ..................       107,775
        Computers & Office Equipment - 7.83%                     4,100 Bank of Boston Corp. ...............       195,262
  3,300 Ceridian Corp.*...............            146,437          300 Bank of New York Co. Inc. ..........        13,950
 10,350 Computer Associates International Inc.    437,288        2,200 Central Fidelity Banks, Inc. .......        71,500
  7,600 Computervision Corp.*.........             92,150          500 CIGNA Corp. ........................        52,063
  3,700 International Business                                  33,600 City National Corp. ................       445,200
           Machines Corp. ............            349,188        2,200 First Virginia Banks, Inc. .........        90,750
    200 Microsoft Corp.*..............             18,100          100 General Reinsurance Corp. ..........        15,100
  2,000 Oak Technology, Inc.*.........             84,000        2,500 Jefferson-Pilot Corp. ..............       160,625
  7,600 3Com Corp. ...................            345,800        2,700 J.P. Morgan & Co. ..................       208,912
                                              -----------          500 Merrill Lynch & Co. ................        31,250
                                                1,472,963        5,300 Provident Bankshares Corp. .........       159,000
                                              -----------          400 Salomon Inc ........................        15,300
        Cosmetics & Soaps - 1.74%                                                                             -----------
  2,300 Alberto-Culver Co. Class B....             70,150                                                       2,823,900
  5,400 Gillette Co. .................            257,175                                                     -----------
                                              -----------              Food & Beverages - 8.30%
                                                  327,325        6,800 CPC International, Inc. .........          448,800
                                              -----------          200 Fleming Cos., Inc. ..............            4,800
                                                                 3,000 Pepsico, Inc. ...................          153,000
        Drug & Hospital Supplies - 9.40%                         3,600 Philip Morris Cos., Inc. ........          300,600
    700 Abbott Laboratories. .........             29,837        7,800 The Coca-Cola Co. ...............          538,200
  5,000 Boston Scientific Corp.*......            213,125          900 Unilever N.V. ...................          117,000
  3,600 Bristol-Myers Squibb Co. .....            262,350                                                     -----------
  7,600 Johnson & Johnson. ...........            563,350                                                       1,562,400
  6,300 Merck & Co.,  Inc. ...........            352,800                                                     -----------
  1,400 Schering-Plough...............             72,100
  6,200 Upjohn Co. ...................            276,675
                                              ===========

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1995
                                  (unaudited)

------------------------------------------------          -------------------------------------------------
                                          MARKET                                                    MARKET
 SHARES                                   VALUE           SHARES                                     VALUE
------------------------------------------------          -------------------------------------------------
        COMMON STOCKS (continued)
        Forest Products & Paper - 4.44%                           Packaging & Containers - 1.61%
  2,300 Boise Cascade Corp. ..........    $92,863           5,500 Sealed Air Corp.*.............   $303,187
  1,900 Kimberly-Clark Corp. .........    127,537                                               -----------
  7,500 Mead Corp. ...................    439,688
  2,300 Scott Paper Co. ..............    111,550                 Publishing & Broadcasting - 1.98%
  1,400 Weyerhauser Co. ..............     63,875           4,100 Jostens,  Inc. ...............     96,350
                                        ---------           4,500 Meredith Corp. ...............    178,875
                                          835,513           1,400 New York Times Co. Class A....     38,325
                                        ---------             900 Tribune Co. ..................     59,738
                                                                                                -----------
        Holding Companies - 3.23%                                                                   373,288
  4,400 Eastern Enterprises...........    141,350                                               -----------
  3,000 ITT Corp. ....................    372,000
  3,500 Teledyne, Inc. ...............     94,937
                                        ---------                 Retailing - 1.75%
                                          608,287             200 Harcourt General, Inc. ......       8,375
                                        ---------           9,400 Kroger Co.*..................     320,775
                                                                                                -----------
                                                                                                    329,150
        Metal Fabricate &  Hardware - 0.69%                                                     -----------
  3,600 Kennametal  Inc. .............    130,500
                                        ---------
                                                                  Telecommunications - 4.15%
        Mining - 0.14%                                     10,100 Equifax  Inc. ..............      422,938
  2,100 Santa Fe Pacific Gold Corp. ..     26,513           6,500 SBC Communications Inc. ....      357,500
                                        ---------                                               -----------
                                                                                                    780,438
                                                                                                -----------
        Miscellaneous Manufacturing - 6.52%
  2,400 AGCO Corp. ...................    109,200                  Total Common Stocks
 12,600 Dover Corp. ..................    481,950                      (cost $17,510,653)........ 18,539,358
    800 Eastman Kodak Co. ............     47,400                                                -----------
  3,000 Leggett & Platt, Inc. ........     73,875
  4,300 Maytag Corp. .................     75,250                 PREFERRED STOCK - 0.00%
  5,700 Procter & Gamble Co. .........    438,900              29 Holding Companies - 0.00%
                                        ---------                 Teledyne, Inc., Cumulative Preferred,
                                        1,226,575       Principal Series E, 6.00% (cost $435)            402
                                        ---------        Amount                                  -----------
                                                         (000's)  SHORT-TERM INVESTMENT - 1.42%
        Miscellaneous Services - 0.50%                     268    Investment Company - 1.42%
  2,400 Service Corp. International ..     93,900                 Federated Trust for Short-term
                                        ---------                 U.S. Government Securities**
                                                                      (cost $267,734)............    267,734
        Oil & Gas - 7.44%                                                                        -----------
 13,500 Baker Hughes, Inc. ...........    275,062
    500 Louisiana Land & Exploration C     17,813
  5,600 Mobil Corp. ..................    557,900                  Total Investments
  4,200 Oneok, Inc. ..................     97,650                    (cost $17,778,822) - 99.92%  18,897,494
  2,000 Panhandle Eastern Corp. ......     54,500
  2,800 Phillips Petroleum Co. .......     91,000                 Other assets in excess of
  1,700 Royal Dutch Petroleum Co.*....    208,675                      liabilities - 0.08%.......     15,057
  1,500 Schlumberger, Ltd. ...........     97,875                                                -----------
                                        ---------                 Net Assets - 100.00%.......... $18,822,551
                                        1,400,475                                                ===========
                                        ---------                  ----------
                                                                   *  Non-income producing security.
                                                                   ** Money market fund.

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                              SEPTEMBER 30, 1995
                                  (unaudited)

Assets
        Investments, at value (cost - $17,778,822)..............   $18,807,494
        Receivable for Fund shares sold.........................       624,807
        Receivable from investment adviser......................        31,284
        Dividends and interest receivable.......................        27,577
        Deferred organization expenses and other assets.........       228,189
                                                                ---------------
                   Total assets.............................        19,719,351
                                                                ---------------

Liabilities
        Payable for securities purchased........................       634,183
        Distribution fee payable................................        22,781
        Payable for Fund shares repurchased.....................        19,090
        Administration fee payable  ............................         5,135
        Accrued expenses........................................        35,068
        Organization expenses payable...........................       180,543
                                                                ---------------
                   Total liabilities...........................        896,800
                                                                ---------------

Net Assets
        Capital stock, $0.001 par value (unlimited shares of
           beneficial interest authorized)......................         1,428
        Paid-in capital.........................................    17,803,886
        Accumulated net investment loss.........................        (1,423)
        Accumulated net realized loss from investments..........       (10,011)
        Net unrealized appreciation of investments..............     1,028,671
                                                                ---------------
                   Net assets applicable to shares outstanding..   $18,822,551
                                                                ===============

Class A:
        Net assets..............................................   $11,112,583
                                                                ---------------
        Shares of beneficial interest outstanding...............       842,646
                                                                ---------------
        Net asset value per share...............................        $13.19
                                                                ---------------
        Maximum offering price per share (net asset value
           plus sales charge of 4.75%* of the offering price)...        $13.85
                                                                ---------------

Class C:
        Net assets..............................................    $7,226,413
                                                                ---------------
        Shares of beneficial interest outstanding...............       548,596
                                                                ---------------
        Net asset value and offering price per share**..........        $13.17
                                                                ---------------

Class Y:
        Net assets..............................................      $483,555
        Shares of beneficial interest outstanding...............        36,636
        Net asset value, offering  and redemption               ---------------
           value per share......................................        $13.20
                                                                ---------------

----------
*   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)





Investment income
        Dividends...............................................       $59,122
        Interest................................................         3,350
                                                                ---------------
                                                                        62,472
                                                                ---------------

Expenses
        Advisory fees...........................................        25,674
        Distribution fees - Class C.............................        15,293
        Amortization of organization expenses...................        14,056
        Accounting fees.........................................        13,500
        Distribution fees - Class A.............................         9,168
        Federal registration fees...............................         6,508
        Reports and notices to shareholders.....................         5,846
        Custodian fees and expenses.............................         5,402
        Insurance expenses......................................         5,274
        Legal and auditing fees.................................         5,263
        Transfer agent fees and expenses........................         5,185
        Administration fees.....................................         5,135
        Trustees' fees and expenses.............................         2,728
        Other...................................................         1,821
                                                                ---------------
              Total expenses before waivers and reimbursements..       120,853
              Less: Waivers and reimbursements.................        (56,958)
                                                                ---------------
              Total expenses after waivers and reimbursements..         63,895
                                                                ---------------

        Net investment loss.....................................        (1,423)
                                                                ---------------

Net realized and unrealized gain/(loss) on investments
        Net realized loss from investments......................       (10,011)
        Net change in unrealized appreciation on investments....     1,028,671
                                                                ---------------
        Net realized and unrealized gain from investments.......     1,018,660
                                                                ---------------

Net increase in net assets resulting from operations............    $1,017,237
                                                                ===============

----------------
*Commencement of investment operations.


The accompanying notes are an integral part of the financial statements.

         T  H  E    B  E  A  R    S  T  E  A  R  N  S    F  U  N  D  S
                         THE INSIDERS SELECT PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS
           FOR THE PERIOD JUNE 16, 1995* THROUGH SEPTEMBER 30, 1995
                                  (unaudited)





INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS
      Net investment income.............................       ($1,423)
      Net realized loss on investments..................       (10,011)
      Net change in unrealized appreciation on
        investments.....................................      1,028,671
                                                          -------------
      Net increase in net assets resulting from
        operations......................................      1,017,237
                                                          -------------

SHARES OF BENEFICIAL INTEREST
      Net proceeds from the sale of shares of
        beneficial interest ............................    18,068,706
      Cost of shares of beneficial interest
        repurchased.....................................      (263,416)
                                                          -------------
      Net increase in net assets derived from shares of
          beneficial interest transactions..............    17,805,290
                                                          -------------

      Total increase in net assets......................    18,822,527

NET ASSETS
      Beginning of period...............................            24
                                                          -------------

      End of period.....................................   $18,822,551
                                                          =============

----------
* Commencement of investment operations.



The accompanying notes are an integral part of the financial statements.

        T  H  E    B  E  A  R    S  T  E  A  R  N  S     F  U  N  D  S

                         THE INSIDERS SELECT PORTFOLIO
                             FINANCIAL HIGHLIGHTS




For Class A and Class C shares, reference is made to page four of the Prospectus dated November 10, 1995.

For Class Y shares, reference is made to page four of the Prospectus dated November 10, 1995.

T  H  E       B  E  A  R       S  T  E  A  R  N  S       F  U  N  D  S

                         THE INSIDERS SELECT PORTFOLIO
                   Notes to Financial Statements--(unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently has five Portfolios in operation; three diversified Portfolios, Large Cap Value Portfolio, Small Cap Value Portfolio and Total Return Bond Portfolio and two non-diversified Portfolios, The Insiders Select Portfolio ("Insiders" or the "Portfolio") and S&P STARS Portfolio (collectively, the "Portfolios"). As of the date hereof, the Portfolios offer three classes of shares, which have been designated as class A, C and Y shares.

ORGANIZATIONAL MATTERS--Prior to commencing operations on June 15, 1995, the Portfolio did not have any transactions other than those relating to organizational matters and the sale of one class A share and one class C share of beneficial interest of the Portfolio to Bear, Stearns & Co. Inc. (the "Distributor"). Costs of approximately $240,000 which were incurred by the Portfolio in connection with the organization, registration with the Commission and with various states, and initial public offering of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of the Portfolio. The Portfolio commenced investment operations on June 16, 1995. In the event that the Distributor or any transferee of the Distributor redeems any of its original shares in the Portfolio prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Portfolio is liquidated prior to the end of the sixty month period, the Distributor or the transferee of the Distributor shall bear the unamortized deferred organization expenses.

PORTFOLIO VALUATION--The Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Portfolio securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio's Board of Trustees. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

DIVIDENDS AND DISTRIBUTIONS--The Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually for the Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

During the period ended September 30, 1995, Bear Stearns Funds Management Inc. ("BSFM" or "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with the Portfolio. BSFM has engaged Symphony Asset Management ("Symphony"), a subsidiary of BARRA, Inc. as the Portfolio's sub-investment adviser to manage the Portfolio's day-to-day investment activities. BSFM and Symphony are referred to herein collectively as the "Advisers." BSFM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets of which BSFM pays Symphony a monthly fee equal to an annual rate of 0.45% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSFM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of the Portfolio's average daily net assets.

During the period ended September 30, 1995, BSFM (or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Under the terms of an Administrative Services Agreement with the Portfolio, PFPC Inc. provides certain administrative services to the Portfolio. For providing these services, the Portfolio has agreed to pay PFPC Inc. an annual fee equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $8,000 for the Portfolio, payable monthly.

These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Portfolio's expenses (exclusive of brokerage commissions, distribution fees, taxes, interest and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Portfolio's shares are offered for sale based on the average total net asset value of the Portfolio. The Portfolio will not pay BSFM at a later time for any amounts it may waive, nor will the Portfolio reimburse BSFM for any amounts it may assume.

During the period ended September 30, 1995, the Adviser has voluntarily undertaken to limit the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes and extraordinary items) to a maximum annual level of 1.65% of the average daily net assets of its class A shares, 2.15% of the average daily net assets of its class C shares and 1.15% of the average daily net assets of its class Y shares. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the period ended September 30, 1995, the Adviser waived its advisory fee of $25,674. In addition, the Adviser reimbursed $31,284, in order to maintain the voluntary expense limitation.

For the period ended September 30, 1995, Bear, Stearns Securities Corp., an affiliate of the Adviser, earned approximately $11,400 brokerage commissions from Portfolio transactions executed on behalf of the Portfolio.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of the Adviser, serves as custodian to the Portfolio.

DISTRIBUTION PLAN

The Fund, on behalf of the Portfolio, has entered into a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan in effect for the period ended September 30, 1995, the Portfolio paid Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor") a fee at an annual rate of 0.50% for class A shares and 1.00% for class C shares. Such fees are based on the average daily net assets in each class of the Portfolio and are paid monthly. The fees paid to Bear Stearns under the Plan are payable without regard to actual expenses incurred. For the period June 15, 1995 (commencement of operations) through September 30, 1995, Bear Stearns earned $24,763 in distribution fees. Bear Stearns uses these fees to pay brokers whose clients hold Portfolio shares and other distribution-related activities.

In addition, as Distributor of the Portfolio, Bear Stearns collects the sales charges imposed on sales of the Portfolio's class A shares, and reallows a portion of such charges to brokers through which the sales are made. For the period June 15, 1995 (commencement of operations) through September 26, 1995, as a result of an undertaking by the Distributor, it reallowed all of the sales charges to brokers selling Portfolio shares. In addition, Bear Stearns advanced 1.00% in sales commissions on the sale of class C shares to the dealer at the time of such sales.

For the period ended September 30, 1995, Bear Stearns has advised the Portfolio that it received approximately $224,000 in front-end sales charges resulting from sales of class A shares of the Portfolio. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to sales persons. In addition, Bear Stearns has advised the Portfolio that during the period, it received $165 in contingent deferred sales charges upon certain redemptions by class C shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1995 was $17,778,822. Accordingly, the net unrealized appreciation of investments of $1,028,671 was composed of gross appreciation of $1,213,808 for those investments having an excess of value over cost and $185,137 of gross depreciation for those investments having an excess of cost over value.

For the period June 16, 1995 (commencement of investment operations) through September 30, 1995, aggregate purchases and sales of investment securities (excluding short-term securities) for the Portfolio were $18,590,528 and $1,069,429, respectively. There were no purchases and sales of investment securities of U.S. government obligations by the Portfolio other than short-term investments represented by U.S. Treasury bills.


SHARES OF BENEFICIAL INTEREST

Each Portfolio offers class A, class C and class Y shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. There is no sales charge on class Y shares which are offered primarily to institutional investors.

At September 30, 1995, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns owned one class A share and one class C share of the Portfolio.

Transactions in the classes of shares of beneficial interest for the period June 15, 1995 (commencement of operations) through September 30, 1995 were as follows:


               Shares Sold       Shares Repurchased
---------------------------------------------------
           Shares     Amount     Shares    Amount
---------------------------------------------------
Class A    854,928  $10,727,091   12,283   $156,058
---------------------------------------------------
Class C    556,949    6,873,104    8,354    107,358
---------------------------------------------------
Class Y     36,636      468,511       --         --
---------------------------------------------------

CREDIT AGREEMENT

The Fund, on behalf of the Portfolio, has entered into a credit agreement with The First National Bank of Boston. S&P STARS Fund, S&P STARS Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio and Bear Stearns Investment Trust, which consists of the Emerging Markets Debt Portfolio, are also parties to the credit agreement. The agreement provides that each Portfolio as a party to the credit agreement is permitted to borrow in an amount up to 15% of the value of its total assets. Subject to Board approval and upon making necessary disclosure in its prospectus, each Portfolio may, in accordance with the provisions of the credit agreement, borrow up to 25% of the value of its total assets, less all liabilities other than liabilities for borrowed money outstanding at the time. However, at no time is the aggregate outstanding principal amount of all loans to any of the Portfolios to exceed $25,000,000. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by The First National Bank of Boston.

The Portfolios use the facility to borrow money only for temporary or emergency (not leveraging) purposes.

Each loan is payable on demand or upon termination of this credit agreement on January 23, 1996 or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

                     THE BEAR STEARNS FUNDS
                    PART C. OTHER INFORMATION
                    -------------------------

Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

          (a) Financial Statements for the Large Cap Value Portfolio, Small Cap Value Portfolio, Total Return Bond Portfolio, S&P STARS Portfolio, S&P STARS Master Series and The Insiders Select Portfolio.

               (1) Statements of Assets and Liabilities as of February 22, 1995 are incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (2)  Report of Deloitte & Touche LLP, Independent
                    Accountants, dated February 28, 1995 is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (3) Statement of Investments as of June 30, 1995 (excluding S&P STARS Portfolio) (unaudited) is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (4) Statement of Assets and Liabilities as of June 30, 1995 (unaudited) is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (5) Statement of Operations as of June 30, 1995 (unaudited) is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (6) Statement of Changes in Net Assets as of June 30, 1995 (unaudited) is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 1, 1995.

               (7)  Statement of Assets and Liabilities as of May 5, 1995.

               (8)  Report of Deloitte & Touche LLP, Independent
                    Accountants, dated May 5, 1995.

               (9)  Statement of Investments as of September 30, 1995
                    (unaudited).

               (10) Statement of Assets and Liabilities as of September 30,
                    1995 (unaudited).

               (11) Statement of Operations as of September 30, 1995
                    (unaudited).

               (12) Statement of Changes in Net Assets as of September 30,
                    1995 (unaudited).

          (b)  Exhibits:

               (1)(a)    Agreement and Declaration of Trust.

               (1)(b)    Amendment to Agreement and Declaration of Trust.

               (2)       By-Laws.

               (5)(a) Investment Advisory Agreement, between the Registrant and Bear Stearns Funds Management Inc. ("BSFM").

               (5)(b) Administration Agreement, between the Registrant and BSFM.

               (5)(c) Administrative Services Agreement, as amended, between the Registrant and PFPC Inc.

               (5)(d)    Sub-Investment Advisory Agreement.

               (6)(a)    Distribution Agreement.

               (6)(b)    Form of Dealer Agreement.

               (8) Custody Agreements between the Registrant and Custodial Trust Company.

               (10)      Opinion (including consent) of Stroock & Stroock &
                         Lavan.

               (11)      Consent of Independent Auditors.

               (15)      Distribution and Shareholder Servicing Plan.

               (16)      Schedules of Computation of Performance Data.

               (17)      Financial Data Schedule.

               (18)      Rule 18f-3 Plan, as revised.

               Other Exhibit: (a)  Certificate of Corporate Secretary.
                              (b)  Powers of attorney.

Item 25. Persons Controlled by or Under Common Control with Registrant
-------  -------------------------------------------------------------
         Not Applicable

Item 26. Number of Holders of Securities
-------  -------------------------------
               (1)                                    (2)
                                                   Number of Record
         Title of Class                                 Holders*
         --------------                            ----------------
         Shares of beneficial
         interest, $.001 par value
         per share, of the following
         portfolios:

         S&P STARS Portfolio--Class A                 2,401
         S&P STARS Portfolio--Class C                 1,184
         S&P STARS Portfolio--Class Y                     8
         Large Cap Value Portfolio--Class A             127
         Large Cap Value Portfolio--Class C              84
         Large Cap Value Portfolio--Class Y               6
         Small Cap Value Portfolio--Class A             307
         Small Cap Value Portfolio--Class C             177
         Small Cap Value Portfolio--Class Y              20
         Total Return Bond Portfolio--Class A           110
         Total Return Bond Portfolio--Class C            31
         Total Return Bond Portfolio--Class Y             6
         The Insiders Select Portfolio--Class A         892
         The Insiders Select Portfolio--Class C         451
         The Insiders Select Portfolio--Class Y          11
______________
* As of September 30, 1995.

Item 27.  Indemnification
          ---------------
         Reference is made to Article VIII of the Registrant's
Declaration of Trust previously filed as Exhibit 1(b). The application of these provisions is limited by Article 10 of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforce-able. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

         Reference also is made to the Distribution Agreement filed as
Exhibit 6(a).

Item 28(a).  Business and Other Connections of Investment Adviser
----------   ----------------------------------------------------
         Registrant is fulfilling the requirement of this Item 28(a) to provide a list of the officers and directors of Bear Stearns Funds Management Inc. ("BSFM"), the investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSFM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSFM (SEC File No. 801-29862).

Item 28(b).  Business and Other Connections of Sub-Investment Adviser
----------   --------------------------------------------------------
         Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of Symphony Asset Management ("Symphony"), the sub-investment adviser of the Registrant's The Insiders Select Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Symphony or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by Symphony (SEC File No. 801-46388).


Item 29.  Principal Underwriters
-------   ----------------------
         (a) Bear, Stearns & Co. Inc. ("Bear Stearns") acts as principal underwriter or depositor for the following investment companies:

         .    A Corporate Trust, Series 1 (and Subsequent Series)
         .    New York Municipal Trust, Series 1 (and Subsequent
              Series)
         .    New York Discount & Zero Coupon Fund -- 1st Series (and
              Subsequent Series)
         .    Municipal Securities Trust, Series 1 (and Subsequent
              Series)
         .    Municipal Securities Trust, 1st Discount Series (and
              Subsequent Series)
         .    Municipal Securities Trust, High Income Series 1 (and
              Subsequent Series)

         .    Municipal Securities Trust, Multi-State Series 1 (and
              Subsequent Series)
         .    Municipal Securities Trust, Short-Intermediate Term
              Series 1 (and Subsequent Series)
         .    Insured Municipal Securities Trust, Series 1 (and
              Subsequent Series) and 5th Discount Series (and
              Subsequent Series)
         .    Mortgage Securities Trust CMO Series 1 (and Subsequent
              Series)
         .    Equity Securities Trust Series 1 (and Subsequent Series)
         .    Bear Stearns Investment Trust -- Emerging Markets Debt
              Fund

         (b) Set forth below is a list of each executive officer and director of Bear Stearns. The principal business address of each such person is 245 Park Avenue, New York, New York 10167 except as set forth below.


                          Positions and                Positions and
                          Offices with                 Offices with
Name                      Bear Stearns                   Registrant
----                      --------------               --------------
Directors
---------
Alan C. Greenberg         Chairman
James E. Cayne
John L. Knight
Mark E. Lehman
Michael L. Tarnopol
Alan D. Schwartz
John H. Slade             Director Emeritus
Warren J. Spector         Acting Secretary

Executive Officers
------------------

Alan C. Greenberg         Chairman of Board
James E. Cayne            Chief Executive Officer/
                          President
William J. Montgoris      Chief Operating Officer/
                          Chief Financial Officer/
                          Chief Operations
                           Officer (designation)
Michael L. Tarnopol       Executive Vice President
Alan D. Schwartz          Executive Vice President
Warren J. Spector         Executive Vice President
Kenneth L. Edlow          Secretary
Michael Minikes           Treasurer

Michael J. Abatemarco     Controller/Assistant
                           Secretary

--------------

(1) Michael J. Abatemarco's principal business address is 1 Metrotech, Center North, Brooklyn, New York 11201-3859.

Mark E. Lehman            Executive Vice President-
                          General Counsel
                          Chief Legal Officer
                          (designation)

Samuel L. Molinaro, Jr.   Senior Vice President -
                          Finance

Frederick B. Casey        Assistant Treasurer

Item 30.  Location of Accounts and Records
-------   --------------------------------
     1.   Bear Stearns Funds Management Inc.
          245 Park Avenue
          New York, New York 10167

     2.   The Bear Stearns Funds
          245 Park Avenue
          New York, New York 10167

     3.   Custodial Trust Company
          101 Carnegie Center
          Princeton, New Jersey  08540

     4.   PFPC Inc.
          Bellevue Corporate Center
          400 Bellevue Parkway
          Wilmington, Delaware  19809

Item 31.  Management Services
-------   -------------------
     Not Applicable

Item 32.  Undertakings
-------   ------------
     Registrant hereby undertakes


          (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications; and

          (2) to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                              SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 10th day of November, 1995.

                              THE BEAR STEARNS FUNDS
                                (Registrant)


                              By:  /s/ Frank J. Maresca
                                   ------------------------
                                   Frank J. Maresca, Acting
                                   Principal Executive Officer



          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Frank J. Maresca       Vice President              November 10, 1995
--------------------       and Treasurer
Frank J. Maresca           (Acting Principal Executive
                           Officer, Principal Financial
                           and Accounting Officer)



/s/ Peter M. Bren*         Trustee                     November 10, 1995
------------------
Peter M. Bren


/s/ Alan J. Dixon*         Trustee                     November 10, 1995
------------------
Alan J. Dixon


/s/ John R. McKernan, Jr.* Trustee                     November 10, 1995
--------------------------
John R. McKernan, Jr.

/s/ M.B. Oglesby, Jr.*     Trustee                     November 10, 1995
----------------------
M.B. Oglesby, Jr.


/s/ Robert S. Reitzes*     Trustee                     November 10, 1995
----------------------
Robert S. Reitzes


* By: /s/ Frank J. Maresca
  ------------------------
     Frank J. Maresca,
     Attorney-in-Fact

                            THE BEAR STEARNS FUNDS

                       Post-Effective Amendment No. 7 to

                   Registration Statement on Form N-1A under

                        the Securities Act of 1933 and

                      the Investment Company Act of 1940

                                ---------------
                                   EXHIBITS
                                ---------------

                               INDEX TO EXHIBITS
                               -----------------



                                                                            Page
                                                                            ----


(1)(a)  Agreement and Declaration of Trust ..................

(1)(b)  Amendment to Agreement and
        Declaration of Trust ................................

(2)     By-Laws .............................................

(5)(a)  Investment Advisory Agreement .......................

(5)(b)  Administrative Agreement ............................

(5)(c)  Administrative Services Agreement,
        as amended ..........................................

(5)(d)  Sub-Investment Advisory Agreement ...................

(6)(a)  Distribution Agreement ..............................

(6)(b)  Form of Dealer Agreement ............................

(8)     Custody Agreements ..................................

(10)    Opinion (including consent) of
         Stroock & Stroock & Lavan ..........................

(11)    Consent of Independent Auditors .....................

(15)    Distribution and Shareholder
         Servicing Plan .....................................

(16)    Schedules of Computation
         Performance Data ...................................

(17)    Financial Data Schedule .............................

(18)    Rule 18f-3 Plan, as revised .........................


Other Exhibit:  (a) Secretary's Certificate .................

                (b) Powers of Attorney ......................